UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Targacept, Inc.

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Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

April 17, 2013

Dear Stockholder,

We cordially invite you to attend the Targacept, Inc. 2013 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Friday, May 31, 2013 at the offices of the Company, 100 North Main Street, Suite 1510, Winston-Salem, North Carolina. We describe the business that we expect to conduct at the meeting in the attached notice of annual meeting and proxy statement. We have also made available a copy of our 2012 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2012. We encourage you to read the proxy statement and annual report.

We are using the “Notice and Access” method of providing proxy materials to you via the Internet. This method provides you with a convenient and quick way to access your proxy materials and vote your shares while allowing us to reduce the costs of printing and distributing the proxy materials. On or about April 17, 2013, we will begin mailing to our stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report, how to vote and how to receive a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please carefully review the attached proxy statement and then cast your vote either in person or by proxy. You may vote over the Internet or by telephone, or, if you received a paper proxy card, by completing, signing, dating and returning the card in the accompanying postage-paid envelope. For more detail regarding how to vote, please refer to the “General Information about the Annual Meeting” section beginning on page 1 of the attached proxy statement.

We hope that you will join us on May 31, 2013.

Sincerely,

Dr. Stephen A. Hill
President and Chief Executive Officer

Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Time	8:30 a.m. Eastern Daylight Time

Date	May 31, 2013

Place	Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina USA

Purposes	1.	To elect the two nominees named in the accompanying proxy statement to the Board of Directors as Class I directors.

	2.	To approve (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan designed to preserve the tax deductibility of compensation under the plan pursuant to Section 162(m) of the Internal Revenue Code of 1986.

	3.	To hold an advisory vote to approve the compensation of Targacept’s named executive officers as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

	4.	To ratify the appointment of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

	5.	To consider any other business that is properly brought before the meeting.

Record Date	The Board of Directors has fixed the close of business on April 9, 2013 as the record date for determining stockholders entitled to notice of and to vote at the meeting. .
Whether you plan to attend the meeting or not, we encourage you to vote and submit your proxy over the Internet, by telephone or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Peter A. Zorn Senior Vice President, Legal Affairs, General Counsel and Secretary

April 17, 2013

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1

BOARD OF DIRECTORS AND MANAGEMENT	7

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS	10

CORPORATE GOVERNANCE	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	20

EXECUTIVE COMPENSATION	21

EQUITY COMPENSATION PLAN INFORMATION	45

PROPOSAL 2: APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES	45

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT	57

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION AND AUDIT COMMITTEE PRE-APPROVAL POLICY	58

DEADLINES FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS	60

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	61

FINANCIAL INFORMATION	61

Targacept, Inc.

100 North Main Street, Suite 1510

Winston-Salem, North Carolina 27101 USA

(336) 480-2100

PROXY STATEMENT FOR THE TARGACEPT, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT

8:30 A.M. EASTERN DAYLIGHT TIME ON FRIDAY, MAY 31, 2013

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to

be Held on May 31, 2013

The Notice of 2013 Annual Meeting of Stockholders, proxy statement, form of proxy card and our 2012 Annual Report are available on our website at

www.targacept.com/2013annualmeeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail that this proxy statement and the accompanying materials were available to me?

This proxy statement and the accompanying materials were made available to you because the Board of Directors of Targacept, Inc. (“we” or “Targacept” or the “Company”) is soliciting your proxy to vote at the 2013 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Friday, May 31, 2013 at the offices of the Company, 100 North Main Street, Suite 1510, Winston-Salem, North Carolina and at any adjournments or postponements of the meeting. In this proxy statement, we refer to the 2013 annual meeting of stockholders (together with any adjournment or postponement) as the “meeting” and to the Company’s Board of Directors as the “Board.” This proxy statement, together with the accompanying Notice of 2013 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the meeting.

Why did I not receive a paper copy of the proxy materials?

We are permitted to furnish proxy materials to our stockholders by providing access to such documents on the Internet instead of mailing paper copies. We began sending to stockholders entitled to vote at the meeting a Notice of Annual Meeting and Internet Availability of Proxy Materials on or about April 17, 2013 and, at the same time, we first made available this proxy statement and the accompanying proxy card. In this proxy statement, we refer to the Notice of Annual Meeting and Internet Availability of Proxy Materials as the “Notice.” The Notice provides instructions for how to access and review this proxy statement and our 2012 Annual Report over the Internet, how to request a paper or email copy of either or both of these documents and how to authorize a proxy to vote your shares over the Internet or by telephone. You will not receive a paper copy of either of these documents unless you request it.

Who can vote at the meeting?

The record date for the meeting is April 9, 2013. If, on the record date, you owned shares of our common stock that were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record entitled to vote at the meeting in person or by proxy. If, on the record date, your shares of our common stock were registered in the name of a bank, broker or other nominee, you are considered to hold your shares in “street name” and we have requested that the Notice be forwarded to you by the bank, broker or other nominee. If you hold your shares in street name, the bank, broker or other nominee is the stockholder of record entitled to vote at the meeting and, as a beneficial owner of the shares, you have the right to direct the bank, broker or other nominee regarding how to vote the shares. However, because a beneficial owner is not the stockholder of record, you may not vote the shares in person at the meeting unless you obtain a broker’s proxy card from the bank, broker or other nominee that is the stockholder of record for the shares giving you the right to vote the shares at the meeting.

How many votes can be cast by all stockholders?

A total of 33,616,675 shares of our common stock were outstanding on April 9, 2013 and entitled to be voted at the meeting. Common stock is our only class of voting stock.

How many votes do I have?

Each share of common stock that you owned as of the record date entitles you to one vote on each matter that is properly brought before the meeting.

How do I vote if I am a stockholder of record?

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Over the Internet. You may vote your shares from any location in the world by visiting www.voteproxy.com and following the on-screen instructions. You should have the Notice or, if you requested paper proxy materials, your proxy card with you when you vote.

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By telephone. You may vote your shares by telephone by following the “By Telephone” instructions on the Notice or, if you requested paper proxy materials, the included proxy card. You should have the Notice or, if you requested paper proxy materials, your proxy card with you when you vote.

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By mail. If you received a paper proxy card, you may vote by completing, signing, dating and returning your proxy card in the accompanying postage prepaid envelope. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.

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In person at the meeting. If you attend the meeting, be sure to bring a form of government issued picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a paper proxy card or a ballot, which will be available at the meeting.

How do I vote if I hold my shares in street name?

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By mail. You should receive instructions from your bank, broker or other nominee explaining how to vote your shares by mail. If you wish to vote your shares by mail, you should follow those instructions.

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In person at the meeting. If you attend the meeting, you will need to contact the bank, broker or other nominee that is the stockholder of record for your shares to obtain a broker’s proxy card and then bring the proxy card, an account statement or a letter from the stockholder of record indicating that you beneficially owned the shares as of the record date and a form of government issued picture identification to the meeting. If you have all of (1) a broker’s proxy card, (2) an account statement or letter indicating beneficial ownership as of the record date and (3) a government issued picture identification, you may vote by completing a paper proxy card or a ballot, which will be available at the meeting. If not, you will not be able to vote at the meeting.

•

Other. You may also be entitled to vote over the Internet or by telephone. You should receive instructions from your bank, broker or other nominee if you are permitted to vote over the Internet or by telephone. If you are permitted to vote your shares over the Internet or by telephone and wish to do so, you should follow those instructions.

The Notice is not a proxy card or ballot and cannot be used to vote your shares.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

•	FOR election of Charles A. Blixt and Alan W. Dunton, M.D. as Class I directors (page 10);

•

FOR approval of (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code Section 162(m) purposes (page 45);

•

FOR approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or SEC (page 57); and

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (page 58).

What if I sign and return a proxy card but do not specify how I want my shares voted?

If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted:

•	FOR election to the Board of the two nominees named in this proxy statement;

•

FOR approval of (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code Section 162(m) purposes;

•	FOR approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

•	FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

•	at the discretion of the proxy holder with respect to any other business that may properly be brought before the meeting.

Can I change my vote or revoke my proxy?

If you give us your proxy, you may change your vote or revoke your proxy at any time before the meeting in any one of the following ways:

•	if you signed and returned a paper proxy card, by signing a new proxy card bearing a later date and submitting it as instructed above;

•	by casting a new vote over the Internet or by telephone as instructed above;

•	by notifying Targacept’s Corporate Secretary in writing before the meeting that you have revoked your proxy; or

•

by attending the meeting in person and voting in person as provided above. Merely attending the meeting in person is not sufficient to revoke a previously submitted proxy. You must specifically request at the meeting that it be revoked.

The vote that you submit latest and still timely is the vote that will be counted.

If your shares are held in street name, you also have the right to change your vote or revoke your proxy at any time before the meeting. Please contact your bank, broker or other nominee for specific instructions as to how to change your vote or revoke your proxy.

Will my shares be voted if I do not vote using one of the permissible methods described above?

If you are a stockholder of record, your shares will not be voted if you do not vote using one of the permissible methods described above under “How do I vote if I am a stockholder of record?” and in accordance with the applicable instructions for that method.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that is the stockholder of record for your shares as described above under “How do I vote if I hold my shares in street name?,” the bank, broker or other nominee has the authority to vote your shares in its discretion on routine matters, but cannot vote your shares on any matter that is not considered routine. Only Proposal 4 described in this proxy statement is considered a routine matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on Proposals 1, 2 and 3. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure that your shares will be voted at the meeting in the manner that you desire.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, it means that your shares are not all registered in the same way. For example, some of your shares may be registered only in your name and some may be registered in the name of you and your spouse jointly, or some of your shares may be held in street name in one account with one broker and some may be held in street name in another account with the same broker or in an account with a different broker. Please follow the voting instructions on each Notice or proxy card that you receive to ensure that all of the shares that you are entitled to vote are in fact voted.

What is the quorum requirement?

In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of all of the shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. Shares represented by stockholders of record who are present in person or represented by proxy at the meeting, including shares that are voted to “Abstain” on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum. The term “broker non-vote” applies if you hold your shares in street name and refers to any particular matter for which your bank, broker or other nominee cannot vote your shares because it has not received instructions from you and either does not have discretionary voting authority under applicable securities exchange rules or chooses not to vote your shares on a matter for which it does have discretionary authority. As discussed above, banks, brokers and other nominees for shares held in street name only have discretionary authority to vote the shares on matters that are considered routine.

What vote is required to approve each proposal and how are votes counted?

If there is a quorum at the meeting:

•

Proposal 1: Election of Directors. The persons receiving the highest number of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected as Class I directors. This is called a plurality. Shares for which authority to vote for a particular nominee for election as a director is withheld will not be counted as votes for the election of that nominee. Shares not voted are not counted for purposes of electing directors. Because directors are elected by plurality, broker non-votes will have no effect on the election of directors.

•

Proposal 2: Approval of (a) the Amendment of the Targacept, Inc. 2006 Stock Incentive Plan to Increase the Number of Available Shares and (b) Certain Terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code 162(m) Purposes. Proposal 2 will be approved if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote FOR the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against this proposal. Because broker non-votes are not considered present and entitled to vote for purposes of this proposal, they will not be counted as a vote for or against the proposal and will have no effect on the outcome of the vote on the proposal.

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Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in this Proxy Statement. Proposal 3 will be approved, on an advisory basis, if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote FOR the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against this proposal. Because broker non-votes are not considered present and entitled to vote for purposes of this proposal, they will not be counted as a vote for or against the proposal and will have no effect on the outcome of the vote on the proposal.

The results of this advisory vote are not binding on Targacept or on the Board or its Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the views of our stockholders and will consider the outcome of the vote in conjunction with future compensation decisions.

•

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. Proposal 4 will be approved if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote FOR the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against this proposal. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that is the stockholder of record for your shares, the bank, broker or other nominee has discretionary authority to vote your shares with respect to this proposal.

Is there a list of stockholders entitled to vote at the meeting?

A list of stockholders of record entitled to vote at the meeting will be available for any purpose germane to the meeting at the meeting and for 10 days prior to the meeting at the office of our Corporate Secretary during business hours at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina.

Could matters other than those described in this proxy statement be decided at the meeting?

At the time this proxy statement was first made available to stockholders, we knew of no other matters that may be presented for action at the meeting. If any other business properly comes before the meeting, the persons named on the proxy included in the proxy materials will have authority to vote the shares represented by proxies in their discretion. If you hold shares in street name, the bank, broker or other nominee that is the stockholder of record for your shares will not be able to vote your shares on any other business that comes before the meeting unless it receives instructions from you with respect to the other business.

What happens if the meeting is postponed or adjourned?

If the meeting is postponed or adjourned, your proxy may be voted when the meeting convenes or re-convenes as provided by Delaware law. You will still be able to change or revoke your proxy until it is voted.

Who is paying the costs of soliciting these proxies?

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by and on behalf of the Board. We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors, officers and employees any additional compensation for these services. We may reimburse banks, brokers and other nominees for their expenses incurred to forward the Notice and, if requested, these proxy materials to the beneficial owners of the shares for which they are the stockholders of record.

Where is the meeting?

The meeting will be held at 8:30 a.m. Eastern Daylight Time on Friday, May 31, 2013 at our offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina. When you arrive at the meeting, signs will direct you to the appropriate meeting room.

Where can I find the voting results of the meeting?

The preliminary voting results will be announced at the meeting, and we will publish preliminary or, if available, final voting results in a Current Report on Form 8-K within four business days after the meeting. If final voting results are unavailable within four business days after the meeting, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after they are known.

Who should I call if I have any additional questions?

If you hold your shares directly, please call Peter A. Zorn, our Corporate Secretary, at (336) 480-2100. If you hold your shares in street name, please use the telephone number provided on the voting instruction form that you receive from your bank, broker or other nominee or contact your bank, broker or other nominee directly.

BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

Our bylaws provide that the Board shall consist of not less than 3 or more than 13 directors, as fixed from time to time in accordance with our certificate of incorporation. Our certificate of incorporation provides that the number of directors shall be fixed from time to time exclusively by the Board. The Board has fixed the number of directors at 10 as of the date of this proxy statement, to be reduced to 7 as of May 31, 2013. The Board is divided into three classes, with one class to be elected at each annual meeting of stockholders to serve for a three-year term. The term of our Class I directors expires at the meeting (the 2013 annual meeting of stockholders); the term of our Class II directors expires at the 2014 annual meeting of stockholders; and the term of our Class III directors expires at the 2015 annual meeting of stockholders; in each case with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal.

Our Class I directors are Charles A. Blixt, Alan W. Dunton, M.D. and Ralph Snyderman, M.D. Our Class II directors are M. James Barrett, Ph.D., Julia R. Brown, Dr. Stephen A. Hill and John P. Richard. Our Class III directors are G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky. Dr. Snyderman has reached the retirement age provided in our Corporate Governance Guidelines and he has informed us that he will retire from the Board as of May 31, 2013. In addition, Dr. Barrett and Mr. Burrill have resigned from the Board, effective as of May 31, 2013.

On March 13, 2013, the Board, acting upon the recommendation of its Governance and Nominating Committee, nominated Charles A. Blixt and Alan W. Dunton, M.D. for election as Class I directors at the meeting. Class I directors elected at the meeting will serve for a term to expire at the 2016 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

Nominees for Election

Each nominee for election at the meeting is identified below, together with the nominee’s position with Targacept, age and certain other biographical information that the nominee provided to us and the nominee’s specific experience, qualifications, attributes and skills that led the Board to conclude that he is well qualified to serve as a member of the Board.

Name	Age	Position
Charles A. Blixt	61	Class I Director
Alan W. Dunton, M.D.	58	Class I Director

Charles A. Blixt has been a member of the Board since August 2000. From October 2007 to December 2010, Mr. Blixt was a senior adviser to Jones Day, a law firm. Previously, he worked for more than 20 years in legal positions of increasing responsibility, including executive vice president and general counsel, of R.J. Reynolds Tobacco Company or its affiliated companies. Mr. Blixt is a member of the board of directors of the publicly-traded company Krispy Kreme Doughnuts, Inc. Within the past five years, he served as a member of the board of directors of the publicly-traded company Swedish Match AB.

Mr. Blixt brings to the Board extensive legal, policy, corporate development and business experience. In particular, his experience gained over many years as general counsel of a Fortune 100 consumer products company serves to diversify the emerging growth and life science backgrounds of the other members of the Board and provides the Board with a unique and valuable perspective. In addition, Mr. Blixt’s legal background helps the Board promote strong corporate governance practices.

Alan W. Dunton, M.D. has been a member of the Board since October 2006. Since April 2006, he has been the principal of Danerius, LLC, a consulting company. From January 2007 to March 2009, Dr. Dunton served as president and chief executive officer of Panacos Pharmaceuticals Inc. and he served as a managing director of Panacos from March 2009 to January 2011. Dr. Dunton is a member of the board of directors of each of the publicly-traded companies EpiCept Corporation, Oragenics, Inc. and Palatin Technologies, Inc. Within the past five years, he served on the board of directors of each of the publicly-traded companies Adams Respiratory Therapeutics, Inc. (acquired by Reckitt Benckiser Group plc) and MediciNova, Inc. and the formerly publicly-traded company Panacos Pharmaceuticals, Inc.

Dr. Dunton brings to the Board substantial drug development and clinical research experience. Over his almost three decade career in the pharmaceutical industry, Dr. Dunton has played a key role in the development of more than 20 products to regulatory approval, including several successful neuroscience products. In addition, his experience and training as a physician and fellowship in clinical pharmacology enable him to bring valuable insight to the Board that helps us prioritize our drug development opportunities.

Continuing Directors

The terms of our Class II and Class III directors listed below will continue after the meeting. Each continuing director’s position with Targacept, age and certain other biographical information that the director provided to us, as well as the director’s specific experience, qualifications, attributes and skills that led the Board to conclude that he or she is well qualified to serve as a member of the Board, is identified below.

Name	Age	Position
Julia R. Brown	65	Class II Director
Errol B. De Souza	59	Class III Director
Dr. Stephen A. Hill	55	President and Chief Executive Officer; Class II Director
John P. Richard	55	Class II Director
Mark Skaletsky	64	Chairman of the Board; Class III Director

Julia R. Brown has been a member of the Board since November 2007. From January 2000 until her retirement in September 2008, Ms. Brown was affiliated with Amylin Pharmaceuticals, Inc., a biopharmaceutical company, serving as executive vice president until July 2003 and then as an adviser to the chief executive officer. She is chair emerita of the board of trustees of the University of California San Diego Foundation. She is currently a member of the board of directors of the publicly-traded company Biodel Inc. and, within the past five years, she served on the board of directors of the publicly-traded company Labopharm, Inc. (acquired by Paladin Labs Inc.).

Ms. Brown brings to the Board extensive experience in the life science industry gained over a four decade career. As an executive of Amylin, Ms. Brown was responsible for commercial operations and led that company’s transition from the development stage to the commercial stage. Prior to Amylin, she held executive positions at Dura Pharmaceuticals, Inc. (acquired by Elan Pharmaceuticals) and Eli Lilly and Company. In addition to her background in key operating roles, Ms. Brown is vice chair of the Corporate Directors Forum, an organization formed to promote high standards of professionalism in corporate governance, and a member of the National Association of Corporate Directors and of Women Corporate Directors. Ms. Brown has also trained in executive compensation and chaired the compensation committee of three publicly-traded companies in addition to Targacept, providing her with a breadth of education and experience that benefits both our Compensation Committee and the Board.

Errol B. De Souza, Ph.D. has been a member of the Board since January 2004. Since March 2010, Dr. De Souza has been president and chief executive officer of Biodel Inc., a specialty pharmaceutical company. From April 2009 to March 2010, Dr. De Souza was a pharmaceutical and biotechnology consultant. From April 2003 to March 2009, he served as president and chief executive officer of Archemix Corporation, a privately held biopharmaceutical company. Dr. De Souza currently serves as a member of the board of directors of each of the publicly-traded companies Biodel Inc. and Bionomics Ltd. Within the past five years, he served on the board of directors of each of the publicly-traded companies IDEXX Laboratories, Inc. and Palatin Technologies, Inc.

Dr. De Souza brings to the Board substantial experience as an executive in the pharmaceutical industry, having served as president and chief executive officer of Synaptic Pharmaceutical Corp. until its sale to H. Lundbeck A/S in addition to Biodel and Archemix. Over Dr. De Souza’s career, he has also served in a number of high-ranking research and development roles, including senior vice president and head of global lead generation for Hoechst Marion Roussel and senior vice president and U.S. head of drug innovation and approval following that company’s merger with Rhône-Poulenc to form Aventis (now Sanofi-Aventis) and co-founder and executive vice president of research and development at Neurocrine Biosciences, Inc. These experiences, together with his service as a director for other biopharmaceutical companies, enable Dr. De Souza to contribute valuable insight to the Board regarding pharmaceutical portfolio development and management from both large company and emerging company perspectives.

Dr. Stephen A. Hill has been a member of the Board and our President and Chief Executive Officer since December 2012. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a pharmaceutical company, from April 1999 to March 2008. Dr. Hill is a member of the board of directors of the publicly-traded company Novelos Therapeutics, Inc.

Dr. Hill’s service as a director enables the Board to perform its responsibilities with the direct benefit of management’s perspectives. In addition, he brings to the Board extensive experience across a range of senior management positions with both pharmaceutical and biotechnology companies. Prior to Solvay and ArQule, Dr. Hill held several leadership positions with F. Hoffmann-La Roche Ltd., including Global Head of Clinical Development, and served for seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery. Dr. Hill’s role as our chief executive, together with his breadth of experience, make him uniquely suited to serve on the Board.

John P. Richard has been a member of the Board since November 2002. Since June 2005, Mr. Richard has been a managing director of Georgia Venture Partners, LLC, a venture capital firm that focuses on the biotechnology industry. He has also served as senior business adviser to Agennix AG, a biotechnology company, since April 1999 and as a non-executive director of Phase4 Ventures Limited, a private equity fund, since March 2011. From 2008 until March 2011, Mr. Richard served as a venture partner of Nomura Phase4 Ventures LP. In addition, Mr. Richard currently serves and from time to time during at least the past five years has served as a consultant to portfolio companies of Georgia Venture Partners, as well as to Nomura Phase4 Ventures (or an affiliated entity) and certain of its portfolio companies. Within the past five years, Mr. Richard served as a member of the board of directors of the formerly publicly-traded company Altus Pharmaceuticals Inc.

Mr. Richard brings to the Board extensive business development experience, having led that function at three separate life science companies and played a primary role in establishing numerous pharmaceutical alliances. In addition, the breadth of Mr. Richard’s current roles enables him to view issues that we face from a variety of perspectives, including as an executive, investor, director and business development professional.

Mark Skaletsky has been a member of the Board since February 2001 and our Chairman since January 2002. Mr. Skaletsky also led a four-member Office of the Chairman to guide Targacept from June 2012 through November 2012 during the pendency of our search for a new chief executive officer. Since May 2008, Mr. Skaletsky has been the chairman and chief executive officer of Fenway Pharmaceuticals, Inc., a biotechnology company. From March 2001 to March 2008, he served as the chairman and chief executive officer of Trine Pharmaceuticals, Inc., a biotechnology company. Mr. Skaletsky is currently a member of the board of directors of each of the publicly-traded companies Alkermes, Inc. and ImmunoGen, Inc. and, within the past five years, he served on the board of directors of the publicly-traded company AMAG Pharmaceuticals, Inc. Mr. Skaletsky is also a member of the board of trustees of Bentley University.

Mr. Skaletsky brings leadership to the Board, as well as substantial business and operating experience and a deep knowledge of our industry. He is one of the founders of the Industrial Biotechnology Association, a predecessor to BIO, and a former chairman of BIO. Over his career, Mr. Skaletsky has served in a number of executive roles, including president and chief executive officer of GelTex Pharmaceuticals, Inc. until its acquisition by Genzyme Corporation in December 2000 and president and chief operating officer of Biogen, Inc. Mr. Skaletsky’s wide-ranging qualifications enable him in his role as our Chairman to provide management guidance to Dr. Hill and to manage the diverse viewpoints of our directors to ensure that the Board functions well.

Executive Officers

Our executive officers who are not also directors, their ages and positions at Targacept and other biographical information are set forth below.

Name	Age	Positions
David A. Hosford, M.D., Ph.D.	57	Vice President, Clinical Development and Regulatory Affairs
Alan A. Musso, C.P.A., C.M.A.	51	Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary
Steven M. Toler, Pharm.D., Ph.D.	52	Vice President, Clinical Pharmaceutical Sciences
Peter A. Zorn, Esq.	42	Senior Vice President, Legal Affairs, General Counsel and Secretary

David A. Hosford, M.D., Ph.D. has been our Vice President, Clinical Development and Regulatory Affairs since May 2012 and our Vice President, Clinical Development from March 2010 to May 2012. From September 2007 to March 2010, he was our Senior Medical Director.

Alan A. Musso, C.P.A., C.M.A. has been our Senior Vice President, Finance and Administration since March 2010, our Chief Financial Officer and Treasurer since February 2002 and our Assistant Secretary since June 2007. From February 2002 to March 2010, he was our Vice President.

Steven M. Toler, Pharm.D., Ph.D. has been our Vice President, Clinical Pharmaceutical Sciences since September 2012. He was our Vice President, Translational Sciences and Emerging Opportunities from March 2010 to September 2012 and our Senior Director, Translational Medicine from September 2007 to March 2010.

Peter A. Zorn, Esq. has been our Senior Vice President, Legal Affairs since March 2010, our General Counsel since January 2006 and our Secretary since June 2007. He was our Vice President, Legal Affairs from January 2006 to March 2010 and our Corporate Counsel from May 2003 to January 2006. Mr. Zorn resides in Bedford, Massachusetts.

In addition, Jeffrey P. Brennan, age 55, was our Senior Vice President, Business and Commercial Development and Chief Business Officer from March 2010 to March 2013 and our Vice President, Business and Commercial Development from September 2003 to March 2010. Mr. Brennan’s employment with us ended in March 2013.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

On March 13, 2013, the Board accepted the recommendation of its Governance and Nominating Committee and nominated Charles A. Blixt and Alan W. Dunton, M.D. for election as Class I directors at the meeting. Class I directors elected at the meeting will serve for a term to expire at the 2016 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

Unless authority to vote for a particular nominee is withheld, the shares represented by proxy will be voted FOR the election of Charles A. Blixt and Alan W. Dunton, M.D. as Class I directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by proxy will be voted for the election of such other person as the Board may recommend in his place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors voted FOR is required to elect each nominee as a Class I director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF CHARLES A. BLIXT AND ALAN W. DUNTON, M.D. AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board and each of its committees are chaired by directors whom the Board has determined meet the listing standards of The NASDAQ Stock Market LLC, or NASDAQ.

The roles of chief executive officer and chairman of the board of directors have been held by separate individuals since we became an independent company in 2000. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board, and our Chairman of the Board to focus on leading the Board in its fundamental role of providing guidance to, and independent oversight of, our management. In addition, this separation provides an opportunity for consistent leadership, as the individual that fills either role could assume the duties of the other role on a temporary basis if the need were to arise. This opportunity was actualized in 2012, when, upon the departure from the Company of our former chief executive officer, J. Donald deBethizy, Ph.D., Mr. Skaletsky led a four-member Office of the Chairman to guide Targacept from June 2012 through November 2012 during the pendency of our search for a new chief executive officer. The Office of the Chairman was dissolved in December 2012 when Dr. Hill joined Targacept.

Director Independence

NASDAQ’s listing standards and our Corporate Governance Guidelines require that the Board consist of a majority of independent directors, as determined under the applicable NASDAQ listing standard. The Board, consistent with the determination of its Governance and Nominating Committee, has determined that each of Mr. Skaletsky, Dr. Barrett, Mr. Blixt, Ms. Brown, Mr. Burrill, Dr. De Souza, Dr. Dunton, Mr. Richard and Dr. Snyderman qualifies as an independent director. In making their independence determinations, the Governance and Nominating Committee and the Board gave particular consideration to the service of Mr. Skaletsky in leading the Office of the Chairman that was temporarily instituted by the Board during 2012.

For purposes of qualifying as independent to serve on the Audit Committee of the Board, applicable NASDAQ listing standards and rules of the SEC require that a director not accept any consulting, advisory, or other compensatory fee from us, other than for Board service, or be an affiliated person of us. For purposes of qualifying as independent to serve on the Compensation Committee of the Board, applicable NASDAQ listing standards require that a director not accept any consulting, advisory, or other compensatory fee from us, other than for Board service, and that the Board consider whether a director is affiliated with us and, if so, whether the affiliation would impair the director’s judgment as a member of the Compensation Committee. The Board has considered these requirements and believes they are satisfied by all of the members of our Audit Committee and all of the members of our Compensation Committee.

The Board and its Committees

In 2012, the Board met 13 times. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. Our Corporate Governance Guidelines provide that our directors are also expected to attend annual meetings of stockholders. All of our directors attended the 2012 annual meeting of stockholders.

The Board has a Governance and Nominating Committee, Audit Committee, Compensation Committee and Technology and Innovation Committee. A brief description of these committees and their current memberships follows.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Blixt, Dr. De Souza, Mr. Skaletsky and Dr. Snyderman, with Dr. De Souza serving as chairman. In 2012, the Governance and Nominating Committee of the Board met three times. You can find the Governance and Nominating Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Some of the specific responsibilities of the Governance and Nominating Committee include:

•

identifying individuals qualified to serve as directors and committee members, recommending to the Board nominees for election at our annual meetings of stockholders and recommending to the Board individuals to fill vacancies on the Board;

•	making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;

•	considering whether and how it takes into account diversity in identifying nominees;

•	monitoring and making recommendations to the Board regarding corporate governance matters;

•	advising the Board on corporate governance matters generally;

•	conducting an annual review of the performance of the Board and its committees; and

•	periodically evaluating and making recommendations to the Board concerning the compensation of non-employee directors.

Our non-employee director compensation program, including the roles of members of our executive management team and outside compensation consultants in assisting with establishing non-employee director compensation, is discussed below under “Executive Compensation — Compensation of Directors.”

The objective of the Governance and Nominating Committee is that the backgrounds and qualifications of the directors as a group provide a significant breadth and diversity of experience, knowledge and abilities. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in our Corporate Governance Guidelines. In particular, each nominee should possess:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	sound judgment and a willingness and ability to contribute positively to decision-making processes;

•	a commitment to understand us and our industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;

•

the interest and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee.

Process for Director Nominations

The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating Committee considers his or her prior contributions to the functioning of the Board and, as applicable, its committees. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in our Corporate Governance Guidelines. Members of the Governance and Nominating Committee and our Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a slate of nominees for election.

Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with a comprehensive written resume of each potential nominee’s business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee of the Board of Directors, c/o Corporate Secretary, Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101. The submission must also include a statement as to whether the stockholder, or, if the recommendation is being made by a group of stockholders, whether the group of stockholders, has beneficially owned more than 5% of our common stock for at least one year as of the date the recommendation is made. Assuming that the required information has been provided by the same deadline that applies for stockholder proposals to be included in the proxy materials for our 2014 annual meeting of stockholders as specified below under “Deadline for Stockholder Proposals and Stockholder Nominations,” the committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above. Stockholders may also have the right under our bylaws to nominate director candidates directly to our stockholders by following the procedures described in our bylaws. See “Deadline for Stockholder Proposals and Stockholder Nominations” below.

At the meeting, stockholders will be asked to consider the election of Mr. Blixt and Dr. Dunton, each of whom currently serves on the Board. Mr. Blixt and Dr. Dunton were recommended to the Board for nomination by the Governance and Nominating Committee.

Audit Committee

The current members of the Audit Committee are Mr. Blixt, Mr. Burrill and Mr. Richard, with Mr. Blixt serving as chairman. The Board has determined that the audit committee has at least one “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Burrill and Mr. Richard is an audit committee financial expert.

In 2012, the Audit Committee met eight times. You can find the Audit Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. The Audit Committee assists the Board in its oversight of our accounting, financial reporting and internal control functions. Some of the specific responsibilities of the Audit Committee include:

•

the appointment, compensation, retention and oversight of any independent registered public accounting firm that we engage to issue an audit report, or to perform other audit, review or attest services, for our financial statements, and evaluating auditor independence;

•

receiving and reviewing reports of management and the independent registered public accounting firm regarding the annual audit process, as well as the review process for our interim financial statements;

•	reviewing with management significant accounting issues, policies relating to our financial statements and our cash management program;

•	discussing with management and the independent registered public accounting firm our exposure to material risks and the adequacy of our risk management activities;

•	reviewing management’s assessment of the effectiveness of, and our independent registered public accounting firm’s report on, our internal control over financial reporting;

•	approving, to the extent required by applicable law or NASDAQ listing standards or by our related person transactions policy, related person transactions;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	responding to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that it receives; and

•	preparing the report of the audit committee required by applicable SEC rules to be included in our annual proxy statement.

Compensation Committee

The current members of the Compensation Committee are Dr. Barrett, Ms. Brown, Dr. Dunton and Mr. Richard, with Ms. Brown serving as chairperson. In 2012, the Compensation Committee met nine times. You can find the Compensation Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Some of the specific responsibilities of the Compensation Committee include:

•	reviewing periodically our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

•

the appointment, compensation and oversight of any compensation expert, legal counsel or other adviser that the Compensation Committee determines to engage and the consideration of factors relevant to such expert’s, counsel’s or advisor’s independence;

•	reviewing the performance of our Chief Executive Officer and establishing the compensation of all of our executive officers;

•	approving employment, severance and change in control agreements, and any amendments, for our executive officers;

•	administering our 2006 Stock Incentive Plan and any other stock-based plans, as well as other employee benefit and incentive plans;

•	assessing annually any risks associated with our compensation policies and practices;

•

reviewing and discussing with management our Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement);

•

making a recommendation to the Board with respect to the Board’s recommendation to our stockholders on any proposal that our stockholders approve the compensation of our named executive officers on an advisory basis;

•

making a recommendation to the Board, at least once every six years, whether to submit the compensation of our named executive officers to an advisory vote of our stockholders every one, two or three years; and

•

preparing the report of the Compensation Committee required by applicable SEC rules to be included in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement).

The Compensation Committee consults regularly with our Chief Executive Officer regarding our executive compensation program. Our executive compensation program, including the role of members of our executive management team and outside compensation consultants in assisting with establishing compensation, is discussed below under “Executive Compensation — Compensation Discussion and Analysis.”

The Compensation Committee has the discretion to delegate any of its authority to a subcommittee. In addition, the Board has delegated to Dr. Hill, as Chief Executive Officer, the authority to grant stock options under our 2006 Stock Incentive Plan, subject to limits and other conditions specified by the Board or the Compensation Committee, the terms of that plan and applicable law. In particular, Dr. Hill does not have the authority to grant stock options to the members of our executive management committee.

Compensation Committee Interlocks and Insider Participation

None of the directors who served on our Compensation Committee during 2012, Dr. Barrett, Ms. Brown, Dr. Dunton, Mr. Richard or Mr. Skaletsky, was an officer within the meaning of Rule 3b-2 under the Securities Exchange Act of 1934, or the “1934 Act,” or employee of ours during or prior to fiscal 2012 or had any relationship during fiscal 2012 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. None of our executive officers served during fiscal 2012 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Compensation Committee.

Technology and Innovation Committee

The current members of the Technology and Innovation Committee are Dr. De Souza, Dr. Dunton and Dr. Snyderman. Dr. Snyderman currently serves as chairman, and a new chairman will be appointed upon his impending retirement from the Board. In 2012, the Technology and Innovation Committee met six times. You can find the Technology and Innovation Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Specific responsibilities of the Technology and Innovation Committee include:

•	assessing information provided by management regarding our research and development activities, initiatives and programs and periodically reporting to the Board on such matters;

•	reviewing periodically and reporting to the Board on our research and development strategies; and

•	discussing and reporting to the Board on significant emerging technology issues and trends relevant to our areas of scientific or therapeutic focus.

The Board’s Role in Risk Oversight

The Board is involved in our risk oversight in multiple ways. For example, in determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations, the Board is involved in our management of risks related to our financial condition or of the risks inherent in drug development and commercialization. In addition, the Board routinely receives at its meetings business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the Board’s risk oversight role is to provide guidance to management.

The Board also exercises a risk oversight role through its committees, each of which is structured to include only independent directors and is separately chaired. Each committee provides regular reports of its actions to the full Board. In particular, as noted above, the Audit Committee is responsible for discussing our exposure to material risks and the adequacy of our risk management activities with management and our independent registered public accounting firm. The Audit Committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it reviews information received from our independent registered public accounting firm as to the effectiveness of our internal control over financial reporting and from other third parties in support of management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. Additionally, the Audit Committee seeks assurance from our insurance broker periodically that it considers our various insurance coverages, including clinical trial-related insurance, to be appropriate and generally consistent with its other clients in our industry with similar profiles. Beyond the Audit Committee, the Compensation Committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.

Stockholder Communications

The Board will receive and review written communications submitted by stockholders to the attention of the Board. The chairman of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101. The Secretary will forward all communications addressed to the Board to the chairman of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Targacept stockholder. In addition, you can find procedures to express any concerns or complaints regarding accounting, internal accounting or other financial reporting controls or auditing matters to the Audit Committee on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

The Board has also adopted a Code of Business Conduct and Ethics applicable to all Targacept personnel, including our directors and executive officers. The Code of Business Conduct and Ethics is designed, among other things, to reflect our commitment to fair and ethical conduct and compliance with law. You can find the Code of Business Conduct and Ethics on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. To the extent permissible under applicable law, the rules of the SEC or NASDAQ listing standards, we also intend to post on our website any amendment to the Code of Business Conduct and Ethics, or any grant of a waiver from a provision of the Code of Business Conduct and Ethics, that requires disclosure under applicable law, SEC rules or NASDAQ listing standards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is our only class of voting security. The table below sets forth information regarding the beneficial ownership of our common stock as of April 9, 2013 for:

•	each of the individuals identified as named executive officers in the Summary Compensation Table on page 34 of this proxy statement;

•	each of our directors and director nominees;

•	all of our directors and executive officers as a group; and

•	each person, entity or group of affiliated persons or entities known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined under SEC rules and includes sole or shared power to vote or dispose of shares of our common stock. The number and percentage of shares beneficially owned by a person or entity also include shares of common stock subject to stock options that are currently exercisable or become exercisable within 60 days of April 9, 2013. However, these shares are not deemed to be outstanding for the purpose of computing the percentage of shares beneficially owned of any other person or entity. Except as indicated in footnotes to the table below or, where applicable, to the extent authority is shared by spouses under community property laws, the beneficial owners named in the table have, to our knowledge, sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them. Percentage of shares beneficially owned is based on 33,616,675 shares of common stock outstanding on April 9, 2013. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
BVF Inc. and affiliates 900 North Michigan Avenue, Suite 1100 Chicago, Illinois 60611	6,171,669 (1)	18.4%

New Enterprise Associates 10, Limited Partnership and affiliates 1954 Greenspring Drive, Suite 600 Timonium, Maryland 21093	4,572,999 (2)	13.6%

FMR LLC and affiliates 82 Devonshire Street Boston, Massachusetts 02109	3,500,027 (3)	10.4%

BlackRock, Inc. and affiliates 40 East 52nd Street New York, NY 10022	1,909,798 (4)	5.7%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers
Mark Skaletsky	131,332 (5)	*
M. James Barrett	4,642,345 (6)	13.8%
Charles A. Blixt	57,500 (7)	*
Julia R. Brown	40,900 (7)	*
G. Steven Burrill	29,833 (8)	*
Errol B. De Souza	77,833 (9)	*
Alan W. Dunton	59,500 (7)	*
Stephen A. Hill	20,000	*
John P. Richard	65,333 (10)	*
Ralph Snyderman	47,500 (7)	*
David A. Hosford	60,157 (11)	*
Alan A. Musso	223,135 (12)	*
Peter A. Zorn	177,763 (7)	*
Jeffrey P. Brennan	231,652 (7)	*
J. Donald deBethizy	585,991 (13)	1.7%
All directors and executive officers as a group (14 persons)	5,706,319 (14)	16.4%

*	Represents beneficial ownership of less than one percent of our common stock

(1)	The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2013, which reflected that, as of the close of business on December 31, 2012, (i) Biotechnology Value Fund, L.P. (“BVF”) beneficially owned 2,977,919 shares, (ii) Biotechnology Value Fund II, L.P. (“BVF2”) beneficially owned 1,713,907 shares, (iii) BVF Investments, L.L.C. (“BVLLC”) beneficially owned 349,482 shares and (iv) Investment 10, L.L.C. (“ILL10”) beneficially owned 1,130,361 shares. BVF Partners L.P. (“Partners”) as the general partner of BVF and BVF2, the manager of BVLLC and the investment adviser of ILL10, may be deemed to beneficially own the 6,171,669 shares beneficially owned in the aggregate by BVF, BVF2, BVLLC and ILL10. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 6,171,669 shares of beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 6,171,669 shares of Common Stock beneficially owned by BVF Inc. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares beneficially owned by BVF, BVF2, BVLLC and ILL10. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, BVLLC and ILL10.

(2)	The information reported is based on information provided by New Enterprise Associates 10, Limited Partnership on February 7, 2013. Includes 4,563,512 shares owned of record by New Enterprise Associates 10, Limited Partnership for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris and Scott D. Sandell, each of whom is a general partner of NEA Partners 10, Limited Partnership, the general partner of New Enterprise Associates 10, Limited Partnership; 3,154 shares owned of record by NEA Ventures 2002, L.P. for which voting and dispositive power is held by its general partner, Pamela J. Clark; and 5,333 shares owned of record by, and 1,000 shares issuable upon exercise of options exercisable currently or within 60 days of April 9, 2013 held by, New Enterprise Associates, Inc. (f/k/a NEA Development Corp.) for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant and Scott D. Sandell, each of whom is a member of the board of directors of NEA Management Company, LLC, the sole owner of New Enterprise Associates, Inc. New Enterprise Associates 10, Limited Partnership disclaims beneficial ownership of the shares owned of record by NEA Ventures 2002, L.P. and New Enterprise Associates, Inc. in which it has no pecuniary interest. NEA Partners 10, Limited Partnership, each of the general partners of NEA Partners 10, Limited Partnership, the general partner of NEA Ventures 2002, L.P., NEA Management Company, LLC and each of the members of the board of directors of NEA Management Company, LLC disclaim beneficial ownership of all of the shares owned of record by, or issuable upon the exercise of options held by, New Enterprise Associates 10, Limited Partnership, NEA Ventures 2002, L.P. or New Enterprise Associates, Inc., except to the extent of its, his or her pecuniary interest therein. Mr. Barrett is a member of the Board. See footnote 6.

(3)	The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2013. Fidelity Management & Research Company is a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and acts as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Each of Edward C. Johnson 3d, Chairman of FMR LLC, and FMR LLC, through its control of Fidelity Management & Research Company and the applicable investment companies, has the sole power to dispose of all of these shares. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of these shares, and such power resides with the applicable investment companies’ respective boards of trustees.

(4)	The information reported is based on a Schedule 13G/A filed with the SEC on February 11, 2013. BlackRock, Inc. is a parent holding company or control person reporting securities acquired by its subsidiaries BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors and BlackRock Institutional Trust Company.

(5)	Includes 120,000 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(6)	Includes 72,500 shares subject to options exercisable currently or within 60 days of April 9, 2013. Also includes 4,563,512 shares owned of record by New Enterprise Associates 10, Limited Partnership for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris and Scott D. Sandell, each of whom is a general partner of NEA Partners 10, Limited Partnership, the general partner of New Enterprise Associates 10, Limited Partnership, and 5,333 shares owned of record by, and 1,000 shares issuable upon exercise of options exercisable currently or within 60 days of April 9, 2013 held by, New Enterprise Associates, Inc. (f/k/a NEA Development Corp.) for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant and Scott D. Sandell, each of whom is a member of the board of directors of NEA Management Company, LLC, the sole owner of New Enterprise Associates, Inc. Dr. Barrett disclaims beneficial ownership of the shares owned of record by New Enterprise Associates 10, Limited Partnership and the shares and options owned of record by New Enterprise Associates, Inc., except to the extent of his pecuniary interest therein. See footnote 2.

(7)	Subject to options exercisable currently or within 60 days of April 9, 2013.

(8)	Includes 22,500 shares issuable upon exercise of options exercisable currently or within 60 days of April 9, 2013. Also includes 6,333 shares owned of record by, and 1,000 shares issuable upon exercise of options exercisable currently or within 60 days of April 9, 2013 held by, Burrill & Company LLC for which voting and dispositive power is held by Mr. Burrill as chief executive officer of Burrill & Company LLC. Mr. Burrill disclaims beneficial ownership of the shares owned of record by, or issuable upon the exercise of options held by, Burrill & Company LLC, except to the extent of his pecuniary interest therein.

(9)	Includes 72,500 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(10)	Includes 7,500 shares owned of record by The Richard Family Revocable Trust, for which Mr. Richard serves as a co-trustee. Also includes 52,500 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(11)	Includes 59,557 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(12)	Includes 220,336 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(13)	Includes 482,731 shares subject to options exercisable currently or within 60 days of April 9, 2013.

(14)	Includes the shares held, and shares subject to options exercisable currently or within 60 days of April 9, 2013 held, by the directors and executive officers named in the table and as set forth in footnotes 5 through 12 (but excluding Mr. Brennan); also includes 73,188 shares held, or subject to options exercisable currently or within 60 days of April 9, 2013 held, by an executive officer not named in the table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and more than 10% stockholders are required by SEC rules to provide us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us for the year ended December 31, 2012 and information provided to us by our directors and executive officers required to file the reports, we believe that all forms required by Section 16(a) to be filed in 2012 were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policy

The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which we were or would be a participant, the amount involved exceeds $120,000 and a “related person” (as defined under Item 404 of Regulation S-K) has a direct or indirect material interest is submitted to our Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”

Under the policy, our Chief Financial Officer and General Counsel consult with regard to any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine that we desire to proceed with the proposed transaction, arrangement or relationship and the General Counsel determines that, based on available information, the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to us, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee may approve only those related person transactions that it determines to be in or not contrary to the best interests of us and our stockholders. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and with each member of our executive management committee. Pursuant to the indemnification agreements, we have agreed to indemnify and hold harmless these directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of us. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to our obligation to indemnify the directors and officers, including any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in our best interests, with respect to “short-swing” profit claims under Section 16(b) of the 1934 Act and, with certain exceptions, with respect to proceedings that he or she initiates.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Considerations for 2012. Following setbacks in a late-stage clinical program that we experienced in the fourth quarter of 2011, a mid-stage product candidate became our closest to potential commercialization and our stock price declined significantly. In light of these developments, the Compensation Committee took the following actions in early 2012:

•

reconstituted our peer group for executive compensation benchmarking purposes to better reflect our changed profile (including stage of development and market capitalization), as opposed to continuing with our then-existing peer group;

•	determined that none of our executive officers would receive any base salary increase for fiscal 2012; and

•	determined that none of our executive officers would receive a bonus under our annual cash incentive award program for fiscal 2011.

Later in 2012, the Compensation Committee determined to modify its philosophy regarding annual equity awards for executive officers so as generally to target the 50th percentile of the applicable benchmark, subject to consideration of individual or company performance or other case-by-case circumstances as the Compensation Committee considers appropriate. In the past, the Compensation Committee had generally targeted annual equity awards at the 75th percentile, although we have not always granted at that level. This change by the Compensation Committee followed the 2012 annual meeting at which our stockholders approved, on an advisory basis, the compensation of our named executive officers by a lesser margin than had occurred in the previous year.

On May 31, 2012, Dr. J. Donald deBethizy stepped down from his positions as our President and Chief Executive Officer and left the Company. We entered into an employment agreement with his successor, Dr. Hill, on November 14, 2012. In determining the compensation and severance terms reflected in Dr. Hill’s employment agreement, the Compensation Committee considered data and other information provided by its compensation consultant, Radford, regarding terms for chief executives in our peer group (as reconstituted in early 2012), as well as recent equity awards made upon hire to chief executives for life science companies considered generally similar to us. Dr. Hill’s initial compensation includes an annual base salary and target bonus opportunity that approximates the 50th percentile of our peer group. In addition, he was granted an option to purchase a number of shares of our common stock that, on both an estimated value (using the Black-Scholes-Merton formula) and company ownership percentage basis, was between the 25th and 50th percentiles of new hire grants for chief executives for the group of life science companies to which we benchmarked. The stock option has an exercise price per share equal to the fair market value of our common stock on the grant date.

Our employment agreement with Dr. Hill provides for the payment of severance and other benefits only if his employment terminates without defined cause or, under specified circumstances, if he terminates his employment for a defined good reason. A change in control of Targacept, alone, does not give rise to the payment of severance to Dr. Hill.

In March 2013, the Board took certain actions with respect to the Targacept, Inc. 2006 Stock Incentive Plan. In particular, the Board amended the plan to require the exercise price of nonqualified stock options to be no less than 100% of the fair market value per share of the common stock on the date of the grant and to expand expressly the “repricing” transactions that require stockholder approval to include the surrender of a stock option granted under the plan that is “underwater” (meaning that the exercise price per share is greater than the market price per share as of the determination date) in exchange for cash. The plan already expressly required stockholder approval for the surrender of an underwater stock option in exchange for the grant of another stock option with a lower exercise price or for another equity award.

Executive Compensation Overview. The Compensation Committee of the Board is responsible, among other things, for establishing the compensation of our executive officers, including the individuals identified as our named executive officers for the fiscal year ended December 31, 2012 in the Summary Compensation Table on page 34 of this proxy statement. The Compensation Committee has designed our executive compensation program to achieve three primary objectives:

(1)	remain competitive with comparable companies in our industry in order to attract and retain talented individuals to contribute to our long-term success;

(2)	provide substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of our executives with the interests of our stockholders and paying for performance; and

(3)	achieve internal pay equity within our executive management team.

In furtherance of these objectives, our executive compensation program is and has historically been comprised of three elements: base salary, which does not vary based on performance or results; eligibility for an annual cash bonus under an annual cash incentive award program, which incentivizes and rewards the achievement of pre-defined corporate performance objectives or other accomplishments that the Compensation Committee believes advance our business interests and contribute to our success and the creation of stockholder value; and stock-based awards (which have historically been stock options), which align the interests of our executive officers directly with the interests of our stockholders and play an important role as a recruitment and retention tool as we compete for talent with companies that in some cases are larger, are at a more advanced stage or offer comparable potential for high growth.

Benchmarking the compensation that we pay to our executives against compensation paid to executives in comparable positions at comparable companies helps the Compensation Committee to assess market competitiveness and meet our objectives. Accordingly, in determining the compensation for our named executive officers for any particular year, the Compensation Committee utilizes compensation data and information for a group of drug development companies that it believes have profiles sufficiently similar to ours so as to constitute an appropriate peer group. When selecting companies to include in the peer group, the Compensation Committee considers a variety of factors, including stage of development, market capitalization, company size and, in some cases, company location or various financial metrics. The Compensation Committee does not emphasize revenue when selecting a peer group because clinical-stage companies, by definition, do not have product revenue. Once the peer group is selected, the Compensation Committee benchmarks various elements or measures of our executive compensation against the peer group. Where, for any particular position, the peer group does not provide sufficient information to provide an appropriate benchmark, the Compensation Committee utilizes data for the position from a broader market survey of companies considered generally similar to us.

The Compensation Committee seeks to balance the cash versus stock-based elements and the fixed versus variable incentive-based elements of our executive compensation program. Toward that end, with respect to each of our named executive officers, the Compensation Committee generally aims for annual base salary and total target cash compensation to be at or near the 50th percentile for the comparable position for companies in our peer group and for annual equity grants to be at or near the 50th percentile for the comparable position or comparable level of seniority (e.g., chief executive, senior vice president, vice president, etc.) for companies in our peer group. However, the Compensation Committee does not rely solely on peer group data and is not bound by and does not rigidly adhere to a formulaic application of a predetermined percentile level within the peer group in determining the compensation for our named executive officers.

Pay practices that are commonly cited as corporate governance concerns are not part of our executive compensation program. For example, as noted above with respect to Dr. Hill, a change in control of Targacept, alone, would not give rise to the payment of severance under any of our employment agreements with our named executive officers. Severance under these agreements is not triggered unless employment of the executive is terminated other than for a defined cause or by the executive for a defined good reason. None of our employment agreements provides for an excise tax gross up. In addition, our insider trading policy prohibits trading in derivative instruments involving our securities, a practice sometimes referred to as “hedging.”

The Compensation Committee believes that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In particular, the Compensation Committee believes that our compensation policies and practices promote pay for performance and an alignment between the interests of our named executive officers and our stockholders.

Role of Compensation Committee in the Compensation Process

The Compensation Committee is responsible for establishing the components and amounts of compensation for each of our executive officers, including our named executive officers. The current members of the Compensation Committee are Dr. Barrett, Ms. Brown, Dr. Dunton and Mr. Richard, with Ms. Brown serving as chairperson. Mr. Richard joined the committee on May 31, 2012, replacing Mr. Skaletsky when Mr. Skaletsky was named to lead the Office of the Chairman during the pendency of our search for a chief executive officer.

Role of Compensation Consultant and Benchmarking

The Compensation Committee’s charter authorizes it to retain outside advisers, including compensation experts, as it deems appropriate to advise it in connection with its responsibilities and to approve related fees and engagement terms. Any adviser engaged by the Compensation Committee reports directly to the Compensation Committee.

In the third quarter of 2011, the Compensation Committee retained the services of the compensation consultant Radford to evaluate the continued appropriateness of our then-current peer group for benchmarking executive compensation, make associated recommendations and provide other analyses in connection with anticipated compensation determinations for 2012. The Compensation Committee considered Radford’s recommendations and determined to modify the peer group. However, as a result of decisions subsequently made by the Compensation Committee as described below under “— Decision to Pay Each Element and Determination of Amounts for 2012,” the modified peer group did not factor in any actual compensation determinations.

In light of clinical setbacks that we experienced in the fourth quarter of 2011 and the decline in our market capitalization and overall change in our company profile that followed, the Compensation Committee engaged Radford in early 2012 to reconsider the continued appropriateness of the peer group as modified in the third quarter of 2011. Radford recommended that the peer group be further modified, giving particular consideration to stage of development, market capitalization, operating expense and number of employees. The Compensation Committee considered Radford’s recommendations and determined to make substantial changes to our peer group. The modified peer group, which is referred to in this Compensation Discussion and Analysis as the “2012 peer group,” included the following 15 companies: Alimera Sciences, Inc.; Amicus Therapeutics, Inc.; Array Biopharma Inc.; Biocryst Pharmaceuticals, Inc.; Celldex Therapeutics, Inc.; Cytokinetics, Incorporated; Infinity Pharmaceuticals, Inc.; Keryx Biopharmaceuticals, Inc.; Maxygen, Inc.; Omeros Corporation; OncoGenex Pharmaceuticals, Inc.; Sangamo BioSciences, Inc.; Sunesis Pharmaceuticals, Inc.; Synta Pharmaceuticals Corp.; and XenoPort, Inc. The Compensation Committee utilized data and information for the 2012 peer group in connection with the grant of stock options to our named executive officers in May 2012.

During fiscal 2012, our management engaged affiliates of Aon Corporation, Radford’s parent company, to provide brokerage services related to our director and officer liability insurance, as well as other insurance coverages. We paid Aon an aggregate of $75,596 in fiscal 2012 for services unrelated to Radford’s services to the Compensation Committee. The Compensation Committee has considered various factors, including our engagement of Aon to provide insurance brokerage services, and does not believe that Radford has a conflict of interest in fulfilling its engagement to the Compensation Committee.

Objectives of Executive Compensation

The primary objectives of our executive compensation program as it relates to our named executive officers are described below.

•	Remain competitive with comparable companies in our industry in order to attract and retain talented individuals to contribute to our long-term success.

The Compensation Committee believes that our long-term success depends substantially on our ability to attract and retain highly-qualified, experienced individuals to serve as our executive officers. We compete for skilled executives in our industry, often with companies that are larger, are at a more advanced stage or offer comparable potential for high growth. As a result, the Compensation Committee believes that the total compensation package for each of our named executive officers must be at least competitive with comparable companies in our industry. Also, because we compete on a national scale for executive talent, the Compensation Committee assesses the competitiveness of our compensation in the United States as a whole, rather than regionally.

In furtherance of this objective, the Compensation Committee generally aims for annual base salary and total target cash compensation (which takes into account base salary and target cash incentives) for each of our named executive officers to be at or near the 50th percentile for the comparable position for comparable companies in our industry. However, for each of our named executive officers, the targeted percentile represents a key data point but is not the sole factor in compensation determinations. Other factors that the Compensation Committee takes into account are described below.

•

Provide substantial incentive to our named executive officers to achieve our business objectives and build stockholder value, thereby aligning their interests with the interests of our stockholders and paying for performance.

The Compensation Committee believes that it is important for our compensation program to align the interests of our named executive officers with the interests of our stockholders to ensure that our named executive officers are invested in our long-term success and our goal of building stockholder value. To accomplish this alignment of interests, the compensation of each named executive officer includes, in addition to base salary, the opportunity to receive an annual cash incentive bonus and eligibility for the grant of stock-based awards, which have historically been stock options.

The annual cash incentive bonus is intended to make a substantial portion of each named executive officer’s potential total annual compensation contingent on the achievement of corporate performance objectives that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value. Accordingly, the amount of annual cash incentive bonus that our named executive officers receive depends heavily on the extent to which the performance objectives are achieved. The Compensation Committee believes that stock option grants also serve to align the interests of our named executive officers with the interests of our stockholders. Because the exercise price of each stock option granted by the Compensation Committee is at least equal to the fair market value of the underlying stock as of the date of grant, the stock option results in a financial reward for the named executive officer only if the market price of our common stock increases after the grant date.

Together, these components of our executive compensation, which are described in more detail below under “— Elements of and Rationale for Executive Compensation,” are designed to incentivize our named executive officers to work towards the achievement of our objectives in furtherance of our long-term success.

•	Achieve internal pay equity within our executive management team.

The Compensation Committee believes that it is important that our executive compensation structure promote a cohesive management team and that our success, both in the short-term and the long-term, depends on interdisciplinary contribution across the team. Accordingly, the Compensation Committee seeks to achieve internal equity in compensating our named executive officers. In particular, our goal is that the compensation that is paid to our named executive officers be equitable and commensurate with his position, experience, responsibilities and contributions to our overall performance and achievements and the compensation paid to other named executive officers.

Elements of and Rationale for Executive Compensation

Base Salary

Base salary for each of our named executive officers is determined at or about the beginning of each year and may in some cases be re-evaluated during the year, taking into account:

•	the individual responsibilities of the named executive officer;

•

an assessment of the named executive officer’s individual performance, development and contributions to the achievement of our corporate performance objectives or otherwise to our achievements during the preceding year, as well as expected future contributions;

•	base salary data for our peer group or, where publicly available data for a particular position in our peer group is limited, other relevant comparables;

•	the historical base salary of the named executive officer during his employment with us, including the amount and timing of previous adjustments; and

•	the base salaries of our other named executive officers.

Annual Cash Incentive Bonus

Each of our executive officers, including our named executive officers, participates in an annual cash incentive award program. Under this program, each executive officer is eligible to receive an annual cash bonus in an amount based on:

•	a target bonus percentage of his base wages, which where applicable is subject to a minimum percentage specified in the executive officer’s employment agreement; and

•

our achievement of pre-defined corporate performance objectives (or, beginning with fiscal 2013, target or, in some cases, threshold or maximum criteria for pre-defined corporate performance objectives), and in some cases other corporate accomplishments, that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value.

The Compensation Committee believes that, as a clinical-stage biopharmaceutical company, our performance is measured generally by our ability to advance product candidates into and through the clinic towards the market, to attract collaborators with particularized expertise and substantial resources, to secure capital to fund our programs and to operate our business efficiently. Accordingly, our specified performance objectives typically relate to one or more of the following areas — the progression or advancement of our product candidates, development program execution or outcomes, the enhancement of our product portfolio, business development, alliance management, regulatory operations, capital or operational efficiency, human resources matters and communications matters.

Under our annual cash incentive award program, at or about the beginning of each fiscal year, the Compensation Committee establishes corporate performance objectives for that year and ascribes a percentage weighting to each performance objective. Following the end of the fiscal year, the Compensation Committee determines the achievement level of the program for that year. In determining the achievement level, the Compensation Committee calculates the weightings ascribed to those specified performance objectives that have been met, determines whether to award all or any portion of the weighting ascribed to any performance objective that has not been met, whether because the event reflected by the performance objective was achieved in part or on a delayed basis, because the failure to meet the performance objective resulted from a strategic change that occurred during the year or for any other reason, and determines whether to make any adjustment based on other corporate accomplishments or events that occurred during the year.

Beginning with fiscal 2013, the mechanics of the program call for the Compensation Committee to establish for each performance objective at the beginning of the year target criteria for achievement and, in some cases, threshold and/or maximum criteria for achievement. For each performance objective that has threshold criteria, the weighting for the objective is not credited if the threshold criteria is not met and 50% of the weighting for the objective is credited if the threshold (but not the target or, if applicable, maximum) criteria is met; if the target (but not the maximum, if applicable) criteria is met for a performance objective, 100% of its weighting is credited; and for each performance objective that has maximum criteria, 150% of the weighting for the objective is credited if the maximum criteria is met; in each case subject to any discretionary adjustments that may be made by the Compensation Committee. As a result, the maximum weighting for all of the performance objectives in the aggregate can be up to 150%.

Because the Compensation Committee believes that the achievement of our objectives and our overall success require interdisciplinary contribution across our executive management team and that the achievement of, or failure to achieve, any particular objective reflects the performance of all of the members of our executive management team collectively, 100% of the annual cash bonus paid to our named executive officers and the other members of our executive management team is based on the achievement level determined by the Compensation Committee for the program and not on individual performance. Accordingly, the amount of each of these participants’ (including each named executive officer’s) cash incentive bonus for a particular fiscal year is determined by multiplying his or her base wages received for that year times his or her assigned target bonus percentage times the achievement level for the program determined by the Compensation Committee for that year. All of our other employees also participate in the incentive award program. For each of these employees, 50% of the annual cash bonus is based on the achievement level determined by the Compensation Committee as described above and the other 50% is based on an assessment of individual performance.

The Compensation Committee believes that the annual cash incentive award program furthers our executive compensation objectives by:

•

focusing our named executive officers’ attention directly on, and incentivizing them to achieve, performance objectives that are designed to contribute to our future success and to building stockholder value;

•

making a substantial portion of the annual compensation for our named executive officers contingent on achievement of the specified criteria, thereby aligning their interests with the interests of our stockholders and paying for performance; and

•

balancing the fixed cash compensation that, in some cases, may be lower than our named executive officers could potentially obtain at larger or more mature companies with which we may compete, thereby better enabling us to attract and retain executive talent.

Stock Options or other Stock-Based Awards

Our named executive officers, other executive officers and other employees are also eligible to be granted stock options or other stock-based awards under the Targacept, Inc. 2006 Stock Incentive Plan, which was amended and restated as of March 9, 2011 and further amended on December 7, 2012, March 13, 2013 and April 10, 2013 and is proposed to be further amended at the annual meeting. This plan is referred to in this proxy statement as the “2006 Plan.”

The Compensation Committee has elected historically to use stock options as our standard form of stock-based compensation due primarily to the expectation and familiarity of stock options as part of compensation packages for personnel in our industry and to enable greater flexibility for our employees in tax planning than they would have if we were to use, for example, restricted stock. Except for the stock option granted to Dr. Hill in December 2012 in connection with his joining Targacept, all stock options that have been granted to our named executive officers and other employees have been designated as incentive options, subject to applicable limits imposed by applicable tax law or regulation. Incentive options provide the potential for more favorable tax treatment for employees than nonqualified options.

The Compensation Committee believes that the granting of stock options to our named executive officers furthers our executive compensation objectives by:

•

aligning directly the interests of the named executive officer with the interests of our stockholders, inasmuch as the named executive officer only receives a financial reward as a result of the grant of a stock option priced at least at fair market value if we perform such that the market price of our common stock increases after the grant is made and then to no greater extent than any third party who purchased shares of our common stock on the grant date at a price equal to that day’s closing price;

•	serving as a compelling recruitment tool by creating the possibility for the accumulation of wealth, given our status as a clinical-stage company and potential for growth; and

•	serving as a powerful retention tool because stock options granted to our named executive officers typically have vesting schedules that extend over a four-year period.

Timing of Stock Option Grants

We do not have any program, plan or practice to select dates for stock options to be granted in coordination with the release of material non-public information. The Compensation Committee generally considers making stock option grants in January of each year, when the extent to which we have achieved our corporate performance objectives for the preceding year is known, so as to coordinate consideration of stock-based compensation with consideration of the other elements of our executive compensation. However, the Compensation Committee sometimes grants stock options later in the year. In 2012, the Compensation Committee made a determination to grant stock options in May, following our announcement of a workforce reduction in April.

Considerations of Risk in our Compensation Programs

The Compensation Committee does not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. In assessing whether our compensation programs encourage excessive or inappropriate risk taking, the Compensation Committee gave particular consideration to our annual cash incentive bonus program. The performance objectives for the program are set by the Compensation Committee at the beginning of each year and are designed to further our business interests. It is possible that circumstances may evolve in any particular year such that achievement of a performance objective defined at the beginning of the year would no longer be beneficial to us. In that event, the Compensation Committee expects that the circumstances would be discussed at meetings of the Board held throughout the year and that the Compensation Committee would consider taking discretionary action — either during the year or when determining the achievement level under the incentive award program at the end of the year — with regard to the affected performance objective(s). The Compensation Committee believes that the discretion that it retains to modify any performance objective during the year or to credit any performance objective that may not have been met for a particular reason (such as, for example, a strategic change that occurs during the year) substantially eliminates any risk that may be associated with a change in circumstances. In addition, the Compensation Committee believes that the use of multiple performance objectives for the program each year reduces any risk that may otherwise be associated with any particular indicator of performance.

Decision to Pay Each Element and Determination of Amounts for 2012

In determining the elements and amounts of compensation to be paid to each of our named executive officers, the Compensation Committee reviews each named executive officer’s historical compensation, utilizing executive compensation statements, or tally sheets, that include information on various aspects of current and historical compensation to facilitate its review.

Base Salary

In January 2012, the Compensation Committee determined that, in light of clinical setbacks that we experienced in the fourth quarter of 2011 and the decline in our market capitalization and overall change in our company profile that followed, no increase would be made to the respective base salaries of our named executive officers and the other members of our executive management team for fiscal 2012.

On May 31, 2012, Dr. deBethizy stepped down from his positions as our President and Chief Executive Officer and left the Company. On that date, the Board created an Office of the Chairman to assume the responsibilities of Dr. deBethizy during the pendency of our search for a new chief executive officer. The Office of the Chairman, which was dissolved when Dr. Hill began his employment with us, was led by Mr. Skaletsky and also included Jeffrey P. Brennan, our then Senior Vice President, Business and Commercial Development and Chief Business Officer, Alan A. Musso, our Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer, and Peter A. Zorn, our Senior Vice President, Legal Affairs, General Counsel and Secretary. In determining the cash compensation for Mr. Skaletsky in this role, the Compensation Committee considered data provided by Radford for chief executives in the 2012 peer group. The Compensation Committee set Mr. Skaletsky’s compensation at $30,000 per month, which approximated one-half of the 50th percentile for total target cash compensation for chief executive officers in the 2012 peer group, to extend from June 2012 through November 2012 when his compensation would again be reviewed.

In November 2012, the Compensation Committee approved an initial annual base salary of $500,000 for Dr. Hill upon becoming our President and Chief Executive Officer. Dr. Hill’s salary approximated the 50th percentile of base salaries for chief executive officers in the 2012 peer group.

Annual Cash Incentive Bonus

In January 2012, the Compensation Committee established performance objectives and associated weightings under our annual cash incentive award program for fiscal 2012. Subsequently, in July 2012, after implementation of a workforce reduction and multiple executive departures, the Compensation Committee determined it to be in our interest in furtherance of retaining and motivating our remaining personnel to modify the performance objectives and associated weightings to provide a more meaningful incentive opportunity under the program for the remainder of 2012. In particular, the Compensation Committee disregarded initially established performance objectives related to clinical programs for our product candidates TC-5214 (in major depressive disorder) and TC-6987, as well as a business development objective, increased the weightings associated with performance objectives related to our product candidate TC-5619 and added a performance objective related to the enhancement of our product portfolio. Following the modifications, the maximum achievable performance level under the program for fiscal 2012 was 80%.

Performance Objective	Weighting
Achieve Phase 2 clinical proof of concept in our trial of TC-5619 in inattentive attention deficit/hyperactivity disorder in adults by a specified date	22.5%

Complete enrollment in our Phase 2b trial of TC-5619 in schizophrenia patients and be on track to report top-line results by a specified date	20%

Complete enrollment in our Phase 2b trial of AZD3480 (TC-1734) in Alzheimer’s disease	7.5%

Achieve a specified business development-related objective	10%

Generate revenues and manage spending as necessary to end 2012 with a cash and investments balance of at least a specified amount (operational efficiency), exclusive of any extraordinary transactions and subject to mid-year Board direction	5%

Achieve a specified business development-related objective or file an investigational new drug application for TC-5214 as a treatment for overactive bladder	15%

In January 2013, the Compensation Committee determined that the achievement level to be applied under our incentive award program for fiscal 2012 was 20%. In setting the achievement level, the Compensation Committee determined that the performance objective relating to operational efficiency was met, that the performance objective to file an investigational new drug application for TC-5214 would be credited because the filing had been delayed for a short time to enable a guidance meeting with the U.S. Food and Drug Administration scheduled for early 2013, and that the other performance objectives were not met.

Based on the target bonus percentages for fiscal 2012 and the achievement level determined by the Compensation Committee, Mr. Brennan received a cash incentive bonus of $23,751, Mr. Musso received a cash incentive bonus of $23,339, Mr. Zorn received a cash incentive bonus of $21,566 and Dr. Hosford received a cash incentive bonus of $13,509. Dr. Hill started with us in December 2012 and did not receive a cash incentive bonus.

Stock Options

In May 2012, the Compensation Committee determined to grant a stock option to each of our named executive officers at that time, as well as to substantially all of our other employees. In establishing the number of shares to be subject to the stock options granted to each of our named executive officers, the Compensation Committee considered:

•	the value of stock options as an incentive and retention tool, particularly in light of a workforce reduction that we had announced in April 2012;

•	the limited retention value represented by the named executive officer’s existing equity incentives in that approximately 80% of the incentives were underwater;

•	the number of shares available for issuance under the 2006 Plan;

•

data provided by Radford for the comparable position level in the 2012 peer group regarding the estimated value and company ownership percentage represented by the most recent annual stock-based award;

•

additional data provided by Radford for us and for the 2012 peer group regarding “burn rate” (a measure of shares subject to stock-based awards granted as a percentage of shares issued and outstanding) over one- and three-year periods and regarding “total equity overhang” (a measure of shares subject to stock-based awards outstanding or reserved for future grant as a percentage of shares issued and outstanding); and

•	stock-based plan management guidelines for burn rate published by Institutional Shareholder Services Inc., or ISS.

Based on these considerations and applying its then-existing equity grant philosophy, the Compensation Committee targeted at or about the 75th percentile of the comparable level of seniority in the 2012 peer group and then adjusted for purposes of internal equity. For each of Messrs. Brennan, Musso and Zorn, the number of shares subject to the stock option was 100,000, an amount competitive with the 75th percentile on both an estimated value (using the Black-Scholes-Merton formula) and company ownership percentage basis. For Dr. Hosford, the number of shares subject to the stock option was 75,000, an amount that approximated the 75th percentile on an estimated value basis. For Dr. deBethizy, taking into account the limited number of shares remaining available for grant under the 2006 Plan, the number of shares subject to the stock option was 135,000, an amount that approximated the 25th percentile on both an estimated value and company ownership percentage basis. All of the stock options have an exercise price of $4.59 per share, the closing price of our common stock on the NASDAQ Global Select Market on the date of grant, May 4, 2012, and vest quarterly over four years, contingent on continued service through the applicable vesting date. In the case of Dr. deBethizy, after taking into account the partial acceleration of stock option vesting pursuant to his employment agreement, 75% of the stock option grant was forfeited upon his separation from Targacept.

Later in 2012, the Compensation Committee determined to modify its philosophy regarding the benchmarking of annual equity awards for executive officers. As modified, the Compensation Committee generally targets the 50th percentile of our peer group for the corresponding position or level of seniority, subject to discretionary consideration of individual or company performance or other case-by-case circumstances as the Compensation Committee considers appropriate.

On June 11, 2012, the Compensation Committee granted to Mr. Skaletsky an option to purchase 57,500 shares of our common stock at an exercise price per share equal to $4.20, the closing price for our common stock on the NASDAQ Global Select Market on the grant date, as part of his compensation for leading the Office of the Chairman. The stock option vested and became exercisable with respect to 45,000 shares on Dr. Hill’s first day of employment with us, December 1, 2012. The remaining portion of the stock option, which he received in lieu of the stock option that would otherwise have been granted to Mr. Skaletsky in accordance with our director compensation program, vests on the same vesting schedule as compensatory stock options granted annually to our non-employee directors.

On June 21, 2012, we entered into a separation agreement with Dr. deBethizy. The separation agreement, which includes a release, waiver and other customary provisions, provides for Dr. deBethizy to receive the severance pay, partial acceleration of stock option vesting, continuation of health and life insurance benefits and outplacement counseling services provided for under his employment agreement with us. In addition, in light of Dr. deBethizy’s prominent role in our founding, growth and accomplishments, his long-term service and substantial contributions to us, the Compensation Committee approved an extension of the period for Dr. deBethizy to exercise options to purchase an aggregate of 507,979 shares of our common stock held by him and vested as of his May 31, 2012 separation date (taking into account the partial acceleration of vesting referenced above), with a weighted average exercise price per share of $9.46, until, with respect to each affected stock option, the earlier of its stated expiration date or February 28, 2014.

In connection with Dr. Hill’s joining us as our President and Chief Executive Officer, the Compensation Committee and full Board approved the grant of a stock option to him as of December 3, 2012, the first trading day after his first day of employment with us. The option provides Dr. Hill the right to purchase 400,000 shares of our common stock at an exercise price per share equal to $4.50, the closing price of our common stock on the NASDAQ Global Select Market on the grant date. In determining the number of shares subject to the stock option, the Compensation Committee considered data provided by Radford regarding equity awards since 2010 made upon hire to chief executives for life science companies considered generally similar to us. The number of shares subject to Dr. Hill’s stock option, both on an estimated value (using the Black-Scholes-Merton formula) and company ownership percentage basis, was between the 25th and 50th percentiles of new hire grants for chief executives for the group of life science companies to which we benchmarked.

Based on data provided by Radford, the burn rate represented by the total number of shares subject to aggregate stock options granted to our employees during 2012, including the stock option granted to Dr. Hill upon becoming our President and Chief Executive Officer, approximated the 75th percentile of our peer group (or, if the new hire grant for Dr. Hill is excluded, nearer to the 50th percentile) on a one-year basis and the 50th percentile of our peer group when combined with 2011 and 2010 grants and averaged on a three-year basis, below the ISS allowable cap of 6.70% for Pharmaceuticals and Biotechnology companies listed on the Russell 3000 Index.

Cash Retention Award

In September 2012, following our announcement of plans for a second workforce reduction within six months, the Compensation Committee determined to implement a cash retention program designed to incentivize key personnel to stay with the Company. As part of the program, we agreed to pay Dr. Hosford, among other employees, a cash award if he is employed by us or any successor to us on September 30, 2013, or if we terminate his employment prior to September 30, 2013 other than for cause and he executes a customary waiver and release. The amount of the contingent retention award for Dr. Hosford is $50,000. At the same time, the Compensation Committee determined to defer consideration of a retention award for Messrs. Brennan, Musso and Zorn until after a new chief executive officer was hired.

Actions Taken in Fiscal 2013

On January 13, 2013, the Compensation Committee:

•

approved a uniform base salary increase of 3% for each of Mr. Brennan (to $349,472), Mr. Musso (to $343,417), Mr. Zorn (to $317,324) and Dr. Hosford (to $283,250), with Dr. Hill’s base salary remaining $500,000;

•	determined to increase Dr. Hosford’s target bonus percentage from 25% to 30%;

•

approved a one-time payment in the amount of $35,000 for each of Messrs. Brennan, Musso and Zorn as additional compensation for the responsibilities assumed during 2012 as members of the Office of the Chairman;

•

giving consideration to the value of stock options as an incentive and retention tool, granted a stock option to purchase shares of our common stock to each of Messrs. Brennan, Musso, Zorn and Dr. Hosford, as well as to substantially all of our other employees (excluding Dr. Hill); the number of shares subject to the stock option granted to each of Messrs. Brennan, Musso and Zorn was 65,000, and the number of shares subject to the stock option granted to Dr. Hosford was 45,000; all of the stock options have an exercise price of $4.63 per share, the closing price of our common stock on the NASDAQ Global Select Market on the grant date; and

•

made contingent cash retention awards to Messrs. Brennan, Musso and Zorn under the same program described above under “— Cash Retention Award”; accordingly, each of these retention awards is likewise contingent on the named executive officer being employed by us or any successor to us on September 30, 2013 (or, alternatively, if we terminate the employment of a named executive officer prior to September 30, 2013 other than for cause, his execution of a customary waiver and release); the respective amounts of the retention awards approved for Mr. Brennan ($67,858), Mr. Musso ($66,683) and Mr. Zorn ($61,616) are equal to 20% of their respective 2012 base salaries.

In March 2013, the Board amended the 2006 Plan to require the exercise price of nonqualified stock options to be no less than 100% of the fair market value per share of the common stock on the date of the grant and to expand expressly the “repricing” transactions that require stockholder approval to include the surrender of an underwater stock option granted under the plan in exchange for cash. The 2006 Plan already expressly required stockholder approval for the surrender of an underwater stock option in exchange for the grant of another stock option with a lower exercise price or for another equity award. Although no stock appreciation rights have been granted under the 2006 Plan since inception, the plan limits the exchange of any stock appreciation rights that may in the future be granted in the same way.

Also in March 2013, Mr. Brennan’s employment with us ended. In connection with the end of Mr. Brennan’s employment, in exchange for a general release and waiver and other customary post-termination commitments, he will receive the severance pay and benefits provided for under his employment agreement with us. In particular, he will receive his regular monthly base salary for nine months, continuation of health and life insurance benefits during the severance period, a pro rata percentage of his target bonus for 2013 ($30,579), nine months acceleration of vesting of unvested stock options and up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods. He will also receive the amount of his cash retention award described above. In addition, the Compensation Committee approved the extension of the period for Mr. Brennan to exercise options to purchase an aggregate of 231,652 shares of our common stock held and vested as of his separation date (taking into account the partial acceleration of vesting referenced above), with a weighted average exercise price per share of $12.02, until the earlier of each such stock option’s stated expiration date or September 30, 2014.

Role of Management in the Compensation Process

As described above, on an annual basis for each of our executive officers, including our named executive officers, the Compensation Committee determines base salary and considers whether to make any adjustment in target bonus percentage. As part of the process, the Compensation Committee’s consultant or, if none is engaged for any particular year and our Chief Executive Officer or the chairperson of the Compensation Committee so directs, our Controller assembles: a tally sheet for each executive officer; data showing the relationship of the executive officer’s compensation to the compensation of our other executive officers; and base and total compensation data for executives in comparable positions in our then-current peer group or comparable companies in our industry based on number of employees as reflected in the applicable Radford Life Sciences survey. In addition, where the Compensation Committee has engaged a consultant, our Controller or head of Human Resources may provide information requested by the consultant, such as job codes used to correlate our executive officers with positions in the Radford survey.

For each executive officer other than himself, Dr. Hill makes a recommendation regarding base salary and, in some cases, target bonus percentage to the Compensation Committee, taking into account the factors discussed above. At or about the same time, Dr. Hill proposes for consideration of the Compensation Committee corporate performance objectives and, beginning with fiscal 2013, associated threshold, target or maximum achievement criteria, determined in consultation with our executive management team, for the annual cash incentive award program. He then participates in the meeting at which the Compensation Committee determines the base salary and target bonus percentage for our executive officers and the performance objectives and associated criteria for the incentive award program. No other member of management is present for the portion of this meeting during which these matters are finally determined. Dr. Hill is excused from the portion of the meeting during which his performance is considered and his base salary and target bonus percentage are finally determined.

With respect to the granting of stock options, the Compensation Committee has historically determined the period over which the shares reserved under our equity plans are intended to be available for consideration for potential issuance. In making that determination, the Compensation Committee takes into account market data relating to burn rate for our peer group, overall employee ownership, dilutive effects and the role of stock-based awards in meeting the objectives of our compensation program. Based on the guidance received from the Compensation Committee, Dr. Hill may from time to time propose that the Compensation Committee consider the grant of stock options. In that event, Dr. Hill typically recommends a number of shares to be made subject to the stock option proposed to be granted to each of our executive officers based on our executive compensation objectives and the factors discussed above. The Compensation Committee then makes the determination whether to grant any or all of the stock options and, if it determines to make a grant, the individuals who will receive a stock option, the number of shares to be subject to such stock option and any particular terms to be applicable to such stock option. As discussed above, the Compensation Committee has determined that, as a general matter, it will consider making stock option grants as part of the annual performance assessment process in or about January of each year.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that appears elsewhere in this proxy statement with Targacept’s management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2012.

This Compensation Committee report shall not be deemed to be “soliciting material” or subject to Regulation 14A or Regulation 14C under the 1934 Act, shall be deemed furnished in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2012, is otherwise not incorporated by reference into any of Targacept’s previous filings with the SEC and is not to be incorporated by reference into any of Targacept’s future filings with the SEC, irrespective of any general statement included in any such filing that incorporates the Annual Report on Form 10-K referenced above or this proxy statement by reference, unless such filing explicitly incorporates this Compensation Committee report by reference.

Respectfully submitted,

Julia R. Brown, Chairperson

M. James Barrett, Ph.D.

Alan W. Dunton, M.D.

John P. Richard

Summary Compensation

The following table contains information regarding the total compensation for the fiscal years ended December 31, 2012, 2011 and 2010 of our chief executive officer, chief financial officer, three other most highly compensated executive officers who were serving as executive officers on December 31, 2012 and two other individuals who served as our principal executive officer during fiscal 2012. We refer to these individuals in this proxy statement as our “named executive officers.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (1) ($)	All Other Compensation (3) ($)	Total ($)
Stephen A. Hill (4)	2012	41,666	—	1,180,600		—	1,672	1,223,938
President and Chief Executive Officer

Alan A. Musso	2012	333,415	52,504	301,990		5,835	10,000	703,744
Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary	2011	328,418	—	807,400		—	9,800	1,145,618
	2010	293,170	10,730	667,580		52,771	9,800	1,034,051

Peter A. Zorn	2012	308,082	51,174	301,990		5,392	10,000	676,638
Senior Vice President, Legal Affairs, General Counsel and Secretary	2011	303,415	—	807,400		—	9,800	1,120,615
	2010	270,611	9,904	667,580		48,710	9,800	1,006,605

David A. Hosford (5)	2012	270,180	10,132	226,493		3,377	10,000	520,182
Vice President, Clinical Development and Regulatory Affairs

Jeffrey P. Brennan (6)	2012	339,293	52,813	301,990		5,938	10,000	710,034
Former Senior Vice President, Business and Commercial Development and Chief Business Officer	2011	334,509	—	807,400		—	9,800	1,151,709
	2010	300,084	10,983	667,580		54,015	9,800	1,042,462

J. Donald deBethizy (7)	2012	204,725	—	407,687		—	43,271	655,683
Former President and Chief Executive Officer	2011	485,731	—	1,695,540		—	9,800	2,191,071
	2010	442,204	26,974	934,612		132,660	9,800	1,546,250

Mark Skaletsky (8)	2012	180,000	—	158,470	(9)	—	52,500	390,970
Chairman of the Board and Former Member, Office of the Chairman

(1)	The amounts in the columns titled “Bonus” and “Non-Equity Incentive Plan Compensation,” together, reflect cash payments made in January of the following year pursuant to our annual cash incentive award program. Our annual cash incentive award program is discussed above under “— Compensation Discussion and Analysis.” For 2012, the amounts in the column titled “Bonus” for Messrs. Musso, Zorn and Brennan also reflect $35,000 in additional compensation for responsibilities assumed during 2012 as members of the Office of the Chairman during the pendency of our search for a new chief executive officer.

(2)	The amounts in this column reflect for each fiscal year shown the aggregate grant date fair value of stock options granted during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, or ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718. The assumptions used to calculate grant date fair value are discussed in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. For Dr. deBethizy, $305,765 of the amount shown in this column for 2012 is attributable to stock options forfeited upon the end of his employment with us on May 31, 2012. For Mr. Brennan, $169,869 of the amount shown in this column for 2012 is attributable to stock options forfeited upon the end of his employment with us on March 31, 2013.

(3)	The amounts in this column represent matching contributions that we made under our 401(k) plan, except that for (a) Dr. deBethizy, the amount for 2012 also reflects $34,961 in additional compensation for vacation that was earned but unused as of the end of his employment with Targacept and (b) Mr. Skaletsky, the amount instead reflects regular cash compensation paid for Board and committee service during 2012.

(4)	Dr. Hill became our President and Chief Executive Officer on December 1, 2012.

(5)	Dr. Hosford was not a named executive officer for fiscal 2011 or fiscal 2010.

(6)	Mr. Brennan’s employment with us ended on March 31, 2013.

(7)	Dr. deBethizy’s employment with us ended on May 31, 2012.

(8)	Mr. Skaletsky led the Office of the Chairman, which was formed on May 31, 2012 to assume the responsibilities of the chief executive on an interim basis during the search for a replacement for Dr. deBethizy. The Office of the Chairman was dissolved upon the beginning of Dr. Hill’s employment with us on December 1, 2012.

(9)	A portion of this amount totaling $34,450 is attributable to regular equity compensation for Mr. Skaletsky’s Board service during 2012.

Information Relating to Plan-Based Awards

The following table contains information regarding grants of plan-based awards to our named executive officers made during the fiscal year ended December 31, 2012.

2012 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards ($/Share)(3)	Grant Date Fair Value of Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)
Stephen A. Hill	12/3/2012	11/12/2012				400,000	4.50	1,180,600

Alan A. Musso	—	—	—	116,695	186,712	—	—	—
	5/4/2012	5/4/2012				100,000	4.59	301,990

Peter A. Zorn	—	—	—	107,829	172,526	—	—	—
	5/4/2012	5/4/2012				100,000	4.59	301,990

David A. Hosford	—	—	—	67,545	108,072	—	—	—
	5/4/2012	5/4/2012				75,000	4.59	226,493

Jeffrey P. Brennan	—	—	—	118,753	190,004	—	—	—
	5/4/2012	5/4/2012				100,000	4.59	301,990	(5)

J. Donald deBethizy	—	—	—	245,671	393,073	—	—	—
	5/4/2012	5/4/2012				135,000	4.59	407,687	(6)

Mark Skaletsky	6/11/2012	6/11/2012				57,500	4.20	158,470

(1)	Our annual cash incentive award program is considered a non-equity incentive plan and is discussed above under “—Compensation Discussion and Analysis.” For fiscal 2012, there was no threshold amount payable under the program. The amounts shown in the “Target” column reflect each named executive officer’s target bonus percentage of base salary set by the Compensation Committee for fiscal 2012. The amounts shown in the “Maximum” column reflect the maximum amount payable to each named executive officer under the program based on his target bonus percentage and the aggregate weight for all of the corporate performance objectives approved by the Compensation Committee initially in January 2012. The amounts actually paid to our named executive officers under the program for fiscal 2012 were as follows: $23,339 for Mr. Musso, $23,751 for Mr. Brennan, $21,566 for Mr. Zorn and $13,509 for Dr. Hosford. All amounts awarded under the program for fiscal 2012 were paid in January 2013. Dr. Hill became our President and Chief Executive Officer in December 2012 and did not receive a bonus under the program for fiscal 2012. Dr. deBethizy’s employment with Targacept ended on May 31, 2012 and did not receive a bonus under the program for fiscal 2012. Mr. Skaletsky was not eligible to participate in the program.

(2)	The options reflected in this column were granted under the 2006 Plan and vest and become exercisable in equal installments on the last day of 16 consecutive calendar quarters beginning with June 30, 2012.

(3)	The exercise price per share of each option shown is equal to the closing price of our common stock on the NASDAQ Global Select Market on the grant date.

(4)	The amounts in this column reflect the grant date fair value of each option calculated in accordance with ASC 718 as described in footnote 2 to the Summary Compensation Table.

(5)	Of the amount shown, $169,869 is attributable to stock options forfeited upon the end of Mr. Brennan’s employment with us on March 31, 2013.

(6)	Of the amount shown, $305,765 is attributable to stock options forfeited upon the end of Dr. deBethizy’s employment with us on May 31, 2012.

Additional discussion regarding factors that may be helpful in understanding the information included in the Summary Compensation Table and 2012 Grants of Plan-Based Awards table is included above under “— Compensation Discussion and Analysis.”

Employment Agreements

We have entered into employment agreements with Dr. Hill, Mr. Musso and Mr. Zorn.

Employment Agreement with Dr. Hill

Our employment agreement with Dr. Hill continues until terminated either by us or by him. The employment agreement provides for a minimum annual base salary that is to be reviewed and subject to increase in accordance with our policies and procedures. Dr. Hill is also eligible to receive stock-based awards and to earn an annual bonus based on a target percentage of 50% of his annual base salary or such higher amount as the Board or Compensation Committee may approve.

If Dr. Hill’s employment with us terminates for any reason, he is entitled to receive a lump sum equal to any salary, bonus and other compensation earned and due but not yet paid through the effective date of termination. In addition, if we (or a successor) terminate Dr. Hill’s employment other than for “Just Cause,” or if he terminates his employment within one year following the first occurrence of “Good Reason,” he is entitled to receive:

•

severance following termination equal to his then-current base salary for 12 months (or, if the termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control of us, equal to his then-current base salary and a prorated portion of his then-current target bonus for 18 months), payable monthly, except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•

if the termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control of us, full acceleration of unvested options to purchase capital stock or restricted stock;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

“Just Cause” under the employment agreement means Dr. Hill’s: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; (iv) intentional damage or destruction of substantial property of ours; or (v) a violation of specified company policies or an act or omission contrary to generally expected ethical or professional standards.

“Good Reason” under the employment agreement means: (i) the material breach by us (or a successor) of any material provision of the agreement; (ii) any purported termination of Dr. Hill’s employment that is not effected in accordance with the agreement; (iii) any uncured failure by us (or a successor) to pay Dr. Hill any amounts of salary or bonus compensation that have become due and payable; (iv) a reduction in Dr. Hill’s annual base salary, unless the reduction is part of, and at the same percentage as, an across-the-board salary reduction for all similarly-situated executives; (v) any material diminution in Dr. Hill’s duties, responsibilities, authority, reporting structure, status or title, unless approved by him; or (vi) Dr. Hill being required to relocate to a location more than fifty (50) miles from his initial worksite (Winston-Salem, North Carolina); in each case conditional on Dr. Hill providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

The employment agreement provides that Dr. Hill shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreement as competitive to us until 12 months after termination of employment with us.

Employment Agreements with Mr. Musso and Mr. Zorn

Our employment agreement with each of Mr. Musso and Mr. Zorn provides for a minimum annual base salary that is to be reviewed and subject to increase in accordance with our policies and procedures. In addition, each employment agreement provides for his annual base salary to be increased annually as necessary to be consistent with the median base salaries of employees in similar positions at comparable companies as described in the then-current Radford Biotechnology Compensation Report. Each of Mr. Musso and Mr. Zorn is also eligible to receive stock-based awards and to earn an annual bonus based on a target percentage of his annual base salary. Each employment agreement provides for a minimum target bonus percentage, which may be increased at the discretion of the Board or Compensation Committee. For fiscal 2012, the target bonus percentage for each of Mr. Musso and Mr. Zorn was 35%.

If the employment of Mr. Musso or Mr. Zorn terminates for any reason, he is entitled to receive a lump sum equal to any salary, bonus and other compensation earned and due but not yet paid. In addition, if we (or a successor) terminate the employment of Mr. Musso or Mr. Zorn other than for defined “Just Cause,” or if Mr. Musso or Mr. Zorn terminates his employment within one year following the first occurrence of defined “Good Reason,” he is entitled to receive:

•

severance following termination equal to his then-current base salary for nine months or, if shorter, until he secures other employment, payable monthly, except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•	six months acceleration of unvested options to purchase capital stock or restricted stock;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

“Just Cause” under each of Mr. Musso’s and Mr. Zorn’s employment agreement means his: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; (iv) intentional damage or destruction of substantial property of ours; or (v) in the case of Mr. Zorn only, a violation of specified company policies or an act or omission contrary to generally expected ethical or professional standards.

“Good Reason” under each of Mr. Musso’s and Mr. Zorn’s employment agreement means: (i) any purported termination of his employment that is not effected in accordance with the agreement; or (ii) any uncured failure to confer the benefits and compensation provided under the agreement or, in some cases, to comply with any other material provision of the agreement, in each case conditional on his providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

The employment agreement with each of Mr. Musso and Mr. Zorn provides that he shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreement as competitive to us until nine months after termination of employment with us.

Information Relating to Equity Awards

The following table contains information for each of our named executive officers regarding equity awards outstanding as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stephen A. Hill	—	400,000	(1)	4.50	12/2/2022
Alan A. Musso	1	—		5.10	1/13/2013
	49,107	—		5.55	8/15/2016
	37,324	—		8.51	12/18/2017
	36,094	—		2.93	1/8/2019
	37,500	12,500	(2)	20.68	1/18/2020
	25,000	25,000	(3)	26.05	3/28/2021
	18,750	81,250	(4)	4.59	5/3/2022
Peter A. Zorn	8,185	—		5.55	8/15/2016
	31,517	—		8.51	12/18/2017
	40,251	—		2.93	1/8/2019
	37,499	12,501	(2)	20.68	1/18/2020
	25,000	25,000	(3)	26.05	3/28/2021
	18,750	81,250	(4)	4.59	5/3/2022
David A. Hosford	157	—		8.51	12/18/2017
	875	—		8.26	12/30/2017
	1,423	—		5.81	9/29/2018
	4,250	—		2.93	1/8/2019
	15,188	6,751	(2)	20.68	1/18/2020
	12,812	12,813	(3)	26.05	3/28/2021
	14,062	60,938	(4)	4.59	5/3/2022
Jeffrey P. Brennan	1,995	—		5.10	2/27/2016
	12,277	—		5.55	8/15/2016
	38,486	—		8.51	12/18/2017
	31,394	—		2.93	1/8/2019
	37,499	12,501	(2)	20.68	1/18/2020
	25,000	25,000	(3)	26.05	3/28/2021
	18,750	81,250	(4)	4.59	5/3/2022
J. Donald deBethizy	4,415	—		5.10	1/13/2013
	20,833	—		5.10	1/30/2013
	98,014	—		5.10	10/30/2013
	5,868	—		5.63	1/25/2014
	229,163	—		5.55	2/28/14
	56,874	—		20.68	2/28/14
	59,062	—		26.05	2/28/14
	33,750	—		4.59	2/28/14
Mark Skaletsky	12,500	—		9.37	5/13/2017
	12,500	—		9.27	6/19/2017
	12,500	—		7.10	7/1/2018
	12,500	—		22.76	6/16/2020
	12,500	—		21.25	6/14/2021
	45,000	12,500	(5)	4.20	6/10/2022

(1)	The unexercisable portion of this option as of December 31, 2012 vests and becomes exercisable 25% on December 31, 2013 and then in equal installments on the last day of 12 consecutive calendar quarters beginning with March 31, 2014.

(2)	The unexercisable portion of this option as of December 31, 2012 vests and becomes exercisable in equal installments on the last day of four consecutive calendar quarters beginning with March 31, 2013.

(3)	The unexercisable portion of this option as of December 31, 2012 vests and becomes exercisable in equal installments on the last day of eight consecutive calendar quarters beginning with March 31, 2013.

(4)	The unexercisable portion of this option as of December 31, 2012 vests and becomes exercisable in equal installments on the last day of 13 consecutive calendar quarters beginning with March 31, 2013.

(5)	The unexercisable portion of this option as of December 31, 2012 vests and becomes exercisable on May 30, 2013, the business day immediately preceding the date of the 2013 annual meeting of stockholders.

The following table contains information regarding the exercise of stock options by named executive officers during the fiscal year ended December 31, 2012.

2012 OPTION EXERCISES AND STOCK VESTED

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)
David A. Hosford	3,719	12,198
J. Donald deBethizy	103,260	220,492

(1)	The amounts in this column are calculated on a stock option exercised-by-stock option exercised basis based on the difference between (a) the exercise price per share of the stock option and (b) the sale price per share of our common stock acquired upon exercise of the stock option and sold on the date of exercise or, where there is no sale on the date of exercise as in the case of Dr. deBethizy, the closing price of our common stock on the NASDAQ Global Select Market on the date of exercise.

Payments upon Termination in Certain Circumstances

Our employment agreements with certain of our named executive officers provide for payments and benefits if we terminate (or if a successor following a change of control terminates) his employment other than for a defined Just Cause or, subject to certain timing and other conditions, he terminates his employment for a defined Good Reason. The terms “Just Cause” and “Good Reason” and, in the case of Good Reason, the applicable conditions are discussed above under “—Employment Agreements.”

Under SEC rules, we are required to estimate and quantify the payments and benefits that would be payable by us upon the occurrence of a triggering event, as if the triggering event had occurred as of the last business day of the last fiscal year. Accordingly, for each of Dr. Hill, Mr. Musso and Mr. Zorn, the following table sets forth the estimated payments and benefits that would have become payable if we had terminated his employment without Just Cause, or if he had terminated his employment with us for Good Reason and the applicable conditions were met, as of December 31, 2012, the last business day of our most recently completed fiscal year. For Mr. Brennan and Dr. deBethizy, the table sets forth the payments and benefits that became payable upon the end of their employment with us on March 31, 2013 and May 31, 2012, respectively. Receipt of any of the payments and benefits set forth below is contingent on the delivery by the executive officer of a release and waiver of legal claims related to the employment relationship.

SUMMARY OF POTENTIAL PAYMENTS UPON TERMINATION

Name	Severance (1) ($)		Annual Cash Incentive Award Program ($)		Value of Acceleration of Options (6) ($)	Continuation of Health and Life Insurance (7) ($)		Outplacement Counseling Services ($)	Retention Award Payout ($)		Total ($)
Stephen A. Hill	750,000	(2)	375,000	(2)	—	35,995	(2)	10,000	—		1,170,995	(2)
	500,000	(3)	—	(4)	—	23,996	(3)	10,000	—		533,996	(3)
Alan A. Musso	250,061		23,339	(4)	—	18,330		10,000	—		301,730
Peter A. Zorn	231,062		21,566	(4)	—	17,999		10,000	—		280,626
Jeffrey P. Brennan	254,470		30,579	(5)	—	18,150		10,000	67,858	(8)	381,057	(9)
J. Donald deBethizy	491,341		—		—	9,311		10,000	—		510,652	(10)

(1)	The amounts in this column reflect the aggregate amount that would be payable over nine months, except that for (a) Mr. Brennan, the amount in this column reflects the aggregate amount payable over nine months beginning upon the end of his employment with Targacept in March 2013, (b) Dr. deBethizy, the amount in this column reflects the aggregate amount payable over 12 months beginning upon the end of his employment with Targacept in May 2013 and (c) Dr. Hill, see footnotes 2 and 3.

(2)	The amount shown would only apply if the hypothetical termination of Dr. Hill occurred concurrently with or within 12 months following, or in connection with but prior to, a defined change in control of us under Dr. Hill’s employment agreement and would be payable over 18 months.

(3)	The amount shown would only apply if the hypothetical termination of Dr. Hill did not occur concurrently with or within 12 months following, or in connection with but prior to, a defined change in control of us under Dr. Hill’s employment agreement and would be payable over 12 months.

(4)	The amount shown, which would be payable in a lump sum, is calculated based on the achievement level determined in January 2013 by the Compensation Committee for our incentive award program for fiscal 2012 and assumes that the amount that would be payable under the named executive officer’s employment agreement with respect to our incentive award program equals the amount of the annual cash incentive bonus that would have been payable to him under the program if his employment status had not changed. Dr. Hill joined Targacept in December 2012 and did not receive a cash incentive bonus for 2012. As discussed above under “—Compensation Discussion and Analysis,” the Compensation Committee determines the achievement level to be applied under the program for a fiscal year following the end of the year. The program anticipates that the achievement level under the program is likely to change from year to year.

(5)	The amount shown, which is payable in a lump sum, reflects a pro rata percentage of Mr. Brennan’s target bonus under our incentive award program for fiscal 2013.

(6)	Except with respect to Mr. Brennan and Dr. deBethizy, the amounts in this column are calculated based on the positive difference between (a) $4.38, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2012, and (b) the exercise price per share of each option for which vesting would be accelerated. Stock options with an exercise price per share above $4.38 are disregarded for this purpose. For Mr. Brennan, the amount in this column is calculated based on the positive difference between (i) $4.28, the closing price of our common stock on the NASDAQ Global Select Market on March 28, 2013, the last trading day prior to the end of his employment with us, and (ii) the exercise price per share of each option for which vesting was accelerated upon the end of his employment with us. Stock options with an exercise price per share above $4.28 are disregarded for this purpose. For Dr. deBethizy, the amount in this column is calculated based on the positive difference between (A) $4.15, the closing price of our common stock on the NASDAQ Global Select Market on May 31, 2012, the last day of his employment with us, and

(B) the exercise price per share of each option for which vesting was accelerated upon the end of his employment with us. Stock options with an exercise price per share above $4.15 are disregarded for this purpose.

(7)	The amounts in this column are calculated based on (a) the duration of the respective severance periods and (b) the monthly premiums that we pay for the medical, dental and life insurance coverage received by the named executive officer as of December 31, 2012 or, in the case of Dr. deBethizy, actual premiums paid to date and to be paid through the end of the severance period.

(8)	The amount shown is payable in a lump sum under a separate retention award agreement previously entered into with Mr. Brennan.

(9)	In addition, the period for Mr. Brennan to exercise options to purchase an aggregate of 231,652 shares of our common stock held and vested as of the end of his employment with us (taking into account the partial acceleration of vesting pursuant to his employment agreement), with a weighted average exercise price per share of $12.02, has been extended until, with respect to each affected stock option, the earlier of its stated expiration date or September 30, 2014.

(10)	In addition, the period for Dr. deBethizy to exercise options to purchase an aggregate of 507,979 shares of our common stock held and vested as of the end of his employment with us (taking into account the partial acceleration of vesting pursuant to his employment agreement), with a weighted average exercise price per share of $9.46, has been extended until, with respect to each affected stock option, the earlier of its stated expiration date or February 28, 2014.

Compensation of Directors

Under our non-employee director compensation program as in effect for fiscal 2012:

•

each non-employee director who is first elected or appointed to the Board receives a nonqualified option to purchase 25,000 shares of common stock on the fifth business day after his or her election or appointment (an “Initial Option”);

•

each non-employee director who is first elected or appointed as chairman of the Board receives an additional Initial Option to purchase 10,000 shares of common stock on the fifth business day after his or her election or appointment;

•

each non-employee director receives on an annual basis a nonqualified option to purchase 7,500 shares of common stock or, in the case of the chairman of the Board, an option to purchase 12,500 shares of common stock (an “Annual Option”);

•	each non-employee director receives an annual cash retainer of $25,000 payable in quarterly installments ($45,000 in the case of the chairman of the Board); and

•

each member of the Audit Committee receives an additional annual cash retainer of $6,000 ($16,000 in the case of the chair of the committee); each member of the Compensation Committee receives an additional annual cash retainer of $5,000 ($10,000 in the case of the chair of the committee); and each member of the Governance and Nominating Committee and each member of the Technology and Innovation Committee receives an additional annual cash retainer of $5,000 ($10,000 in the case of the chair of each committee).

In December 2012, the Governance and Nominating Committee reviewed data provided by the compensation consultant Radford regarding director compensation for the same peer group of companies used by the Compensation Committee to benchmark executive compensation. The data indicated that our non-employee director compensation program approximated the 25th percentile with regard to annual cash compensation and was below the 25th percentile with regard to total compensation. Taking into account the peer group data and the goal to align our non-employee director compensation more closely with the 50th percentile of comparable companies in our industry in order to remain competitive to attract and retain qualified directors, the Governance and Nominating Committee recommended, and the Board approved, increases beginning with fiscal 2013 to:

•	the number of shares subject to each Annual Option to 12,500 (17,500 in the case of the chairman of the Board);

•	the annual cash retainer to $35,000 ($55,000 in the case of the chairman of the Board);

•	the annual cash retainer for Audit Committee members to $10,000 ($20,000 in the case of the chair of the committee); and

•	the annual cash retainer for Compensation Committee members to $7,500 ($15,000 in the case of the chair of the committee).

Compensation for service on each of the Governance and Nominating Committee and Technology and Innovation Committee was unchanged.

Each Initial Option vests and becomes exercisable (i) with respect to one-third of the shares subject to the Initial Option, on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, provided that the recipient director remains in service on the vesting date, and (ii) with respect to the remaining two-thirds of the shares subject to the Initial Option, on a pro rata quarterly basis over the next two years, if the recipient director remains in service as a director during such periods.

Each Annual Option is granted on the fifth business day after the date of the stockholders meeting at which directors are elected, if the recipient director remains in service as a director as of the grant date, and vests and becomes exercisable in full on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the recipient director remains in service as a director on the vesting date.

The exercise price per share for both Initial Options and Annual Options is equal to the fair market value of our common stock on the date the option is granted, as determined in accordance with the 2006 Plan (or any successor plan). The term or “option period” for both Initial Options and Annual Options is 10 years.

Process for Determining Director Compensation

The Governance and Nominating Committee periodically engages a third party consultant to assemble director compensation data for our then-current peer group to evaluate the competitiveness of our non-employee director compensation program. Based on the findings, the Governance and Nominating Committee considers whether to recommend that the Board modify our non-employee director compensation program.

2012 Director Compensation Table

The following table contains information regarding total compensation paid to members of the Board (other than Dr. Hill and Mr. Skaletsky) for service in the fiscal year ended December 31, 2012. For information regarding compensation paid to Dr. Hill and Mr. Skaletsky, see “—Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2)(3) ($)	Total ($)
M. James Barrett	30,000	20,475	50,475
Charles A. Blixt	46,000	20,475	66,475
Julia R. Brown	35,000	20,475	55,475
G. Steven Burrill	31,000	20,475	51,475
Errol B. De Souza	40,000	20,475	60,475
Alan W. Dunton	35,000	20,475	55,475
John P. Richard	33,500	20,475	53,975
Ralph Snyderman	40,000	20,475	60,475

(1)	The amounts in this column exclude cash fees in respect of the first quarter of 2013 paid in the fourth quarter of 2012.

(2)	The amounts in this column reflect the aggregate grant date fair value of stock options granted during fiscal 2012 calculated in accordance with ASC 718, disregarding the potential for forfeitures. The assumptions that we used to calculate these amounts are discussed in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. All of these stock options were granted on June 7, 2012 at an exercise price of $4.16 per share, the closing price of our common stock on the NASDAQ Global Select Market on the grant date.

(3)	As of December 31, 2012: Dr. Barrett held options to purchase an aggregate of 72,500 shares of common stock; Mr. Blixt held options to purchase an aggregate of 57,500 shares of common stock; Ms. Brown held options to purchase an aggregate of 40,900 shares of common stock; Mr. Burrill held options to purchase an aggregate of 22,500 shares of common stock; Dr. De Souza held options to purchase an aggregate of 72,500 shares of common stock; Dr. Dunton held options to purchase an aggregate of 59,500 shares of common stock; Mr. Richard held options to purchase an aggregate of 52,500 shares of common stock; and Dr. Snyderman held options to purchase an aggregate of 47,500 shares of common stock. In addition, Mr. Skaletsky held options to purchase an aggregate of 120,000 shares of common stock as of December 31, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information regarding securities authorized for issuance under our equity compensation plans in effect as of December 31, 2012. Our equity compensation plans consist of the 2006 Plan and our 2000 Equity Incentive Plan. We have also granted one standalone stock option, to Dr. Hill upon commencement of his employment with us in December 2012. Dr. Hill’s stock option, which is described above under “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Information Relating to Equity Awards” above, is governed by terms substantially similar to the 2006 Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,969,804	$11.48	854,557	(1)

Equity compensation plans not approved by security holders	400,000	4.50	—

Total	4,369,804	$10.84	854,557	(1)

(1)	Represents shares of common stock available for future issuance under the 2006 Plan upon the exercise of stock options that may be granted after December 31, 2012, restricted stock or other stock-based awards.

PROPOSAL 2: APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES

Background

Our 2006 Stock Incentive Plan, as initially adopted by the Board and stockholders, became effective on April 10, 2006 and was subsequently amended and restated as of March 9, 2011 and further amended effective December 7, 2012, March 13, 2013 and April 10, 2013 (the “2006 Plan”). Following recommendations by the Compensation Committee, the Board has unanimously: (a) approved the amendment of the 2006 Plan to increase both the aggregate number of shares of our common stock issuable under the 2006 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2006 Plan by 2,500,000 shares (in each case subject to adjustments as described in the 2006 Plan), conditioned on and effective as of stockholder approval of such amendment; and (b) recommended that our stockholders approve the amendment and, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, the 2006 Plan’s performance factors, eligibility terms and participant award limitations. We refer in this discussion to the proposed amendment and approvals described in the preceding sentence as the “2006 Plan Proposals.” See “—2006 Plan Proposals” below.

The discussion that follows is qualified in its entirety by reference to the 2006 Plan, as proposed to be amended, which is included as an appendix to this proxy statement as posted on our website at www.targacept.com/2013annualmeeting and is also accessible via the SEC’s website at www.sec.gov. Stockholders should refer to the 2006 Plan, as proposed to be amended, for more complete and detailed information about the 2006 Plan.

“Best Practices” Integrated Into Our Compensation Program and the 2006 Plan

Our compensation practices include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders. Approval of the 2006 Plan Proposals will position us to continue these “best practices,” including in particular the following:

•

Limitation on Shares Issued. Upon stockholder approval of the 2006 Plan Proposals, the 2006 Plan will authorize the issuance of no more than 9,782,078 shares of our common stock (subject to adjustment for anti-dilution purposes). The 2006 Plan requires stockholder approval of any additional new plan shares and does not permit annual “replenishment” of shares as there is no “evergreen” plan provision.

•

Conservative Share Counting Provisions. The 2006 Plan imposes conservative share counting and recycling provisions, as discussed in more detail under “Current Share Limitations” below. For instance, shares tendered or withheld in payment of an option price (or other award purchase price) or to satisfy award tax withholding obligations are not added back for reuse under the 2006 Plan.

•

Minimum Vesting Periods. We have historically imposed minimum vesting periods of four years for time-based stock options granted under the 2006 Plan and anticipate typically imposing similar requirements in the future.

•

No Stock Option/SAR Repricings Without Stockholder Approval. The 2006 Plan prohibits the repricing of stock options or stock appreciation rights (“SARs”) without the approval of stockholders. This 2006 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash or for a replacement equity award, including a replacement option or SAR with a lower exercise price or base price), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules.

•

No Automatic Vesting on a Change in Control. The 2006 Plan gives the Administrator (as defined below under “—Administration; Amendment and Termination”) the discretion to determine the effect, if any, of a change in control on the vesting, earning and/or exercisability of an award and does not provide for automatic acceleration of vesting in the event of a change in control. Similarly, our 2006 Plan award agreements historically have not provided for automatic acceleration of vesting upon a change in control. Also, the 2006 Plan (as amended in March 2011) requires consummation (rather than stockholder approval) of a merger or similar transaction in order for such an event to constitute a change in control.

•

Fair Market Value Options and Limit on Option Terms. The 2006 Plan requires that incentive stock options, nonqualified stock options (including director options) and SARs have an option price, or base price, at least equal to 100% of the fair market value of our common stock on the grant date. In addition, the term of an incentive option or nonqualified option (including director options) cannot exceed 10 years.

•

No Dividends or Dividend Equivalents on Unearned Performance Awards. Dividends and dividend equivalents on awards issued under the 2006 Plan may only be paid if and to the extent the award has vested and/or been earned.

•

Independent Committee. The 2006 Plan is administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under NASDAQ listing standards, “non-employee directors” under Rule 16b-3 adopted under the Exchange Act, and “outside directors” under Code Section 162(m) to the extent required.

•

Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders. For additional information regarding outstanding equity awards granted to participants, including our named executive officers and directors, please see “Executive Compensation — Information Relating to Equity Awards” and “Executive Compensation — 2012 Director Compensation Table.”

Current Share Limitations

Subject to adjustments as provided in the 2006 Plan, the maximum number of shares that currently may be issued pursuant to awards granted under the 2006 Plan may not exceed the sum of (a) 5,620,000 shares, plus (b) no more than 30,968 shares remaining available for issuance as of the effective date of the 2006 Plan under our 2000 Equity Incentive Plan, as amended and restated, or any other prior plan established by us (each, a “Prior Plan”), plus (c) no more than 1,631,110 shares if and to the extent that any of such shares are subject to a Prior Plan award that is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares. Of the amount described in the preceding sentence, the maximum number of shares that currently may be issued under the 2006 Plan pursuant to the grant of incentive stock options is 7,282,078 shares (or such lesser number of shares as may be issuable under the 2006 Plan as described in the preceding sentence).

In addition, certain participant award limitations apply under the 2006 Plan. We do not propose to change the current participant award limitations. Specifically, under current plan terms: (a) in any calendar year, no participant may be granted options or SARs that are not related to an option for more than 500,000 shares; (b) no participant may be granted awards for more than 500,000 shares in any calendar year; and (c) no participant may be paid more than $1,000,000 with respect to any cash-settled award(s) which were granted during any single calendar year. The following are not included in calculating the above share limitations: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards; (ii) awards which by their terms are settled in cash; and (iii) any shares subject to a 2006 Plan award if the award is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an award if the shares are repurchased or reacquired by us.

The number of shares reserved for issuance under the 2006 Plan, the participant award limitations and the terms of awards may be adjusted in the event of certain adjustments in our capital structure or the capital structure of an affiliate (for instance, due to a merger, stock split, stock dividend or similar event). On April 9, 2013, the closing sales price of the common stock as reported on the NASDAQ Global Select Market was $4.29 per share.

Purpose and Eligibility

The purpose of the 2006 Plan is to encourage and enable selected employees, directors and independent contractors of us and our affiliates to acquire or increase their holdings of common stock and other proprietary interests in us in order to promote a closer identification of their interests with our interests and the interests of our stockholders, thereby further stimulating their efforts to enhance our efficiency, soundness, growth and stockholder value. At this time, approximately 40 employees, nine non-employee directors and an indefinite number of independent contractors are eligible to participate in the 2006 Plan. Awards may be granted under the 2006 Plan on and after its effective date (April 10, 2006), but no later than the date that is the tenth anniversary after its effective date less one day.

The purpose is carried out by the granting of awards to selected participants. To date, we have only granted stock options under the 2006 Plan, although we may grant other types of awards in the future at the discretion of the Administrator. Awards that may be granted under the 2006 Plan include: (a) stock options in the form of incentive stock options or nonqualified stock options; (b) SARs; (c) restricted awards in the form of restricted stock awards or restricted stock units; (d) performance awards in the form of performance shares or performance units; (e) phantom stock awards; and (f) dividend equivalent awards. The material terms of each type of award are discussed under “Awards” below.

Administration; Amendment and Termination

The 2006 Plan is administered by the Compensation Committee, all of the members of which have been determined by the Board to be independent, unless the Board elects to administer the 2006 Plan in whole or in part. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” The Administrator has authority to take any action with respect to the 2006 Plan, including, without limitation, the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares, if any, of common stock subject to an award, and the terms, conditions, restrictions and limitations of an award; (b) prescribe the forms of award agreements; (c) establish, amend and rescind rules and regulations for plan administration; and (d) construe and interpret the 2006 Plan, awards and award agreements, interpret rules and regulations for administering the 2006 Plan and make all other determinations deemed necessary or advisable for administering the 2006 Plan. The Administrator also has discretion to accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and to modify or extend the terms for exercise, vesting or earning of an award. In certain circumstances, the Administrator may delegate to one or more of our officers the authority to grant awards and take certain related actions (subject to certain restrictions). However, only the Board has authority to grant discretionary awards (that is, awards other than director options) to non-employee directors.

The 2006 Plan may be amended, altered and/or terminated at any time by the Board, subject to the following: (a) stockholder approval is required of any 2006 Plan amendment if such approval is required by applicable law, rule or regulation; and (b) except for anti-dilution adjustments, unless the approval of our stockholders is obtained, (i) options and SARs issued under the 2006 Plan may not be amended to lower their exercise price, (ii) options and SARs issued under the 2006 Plan may not be exchanged for cash, for other options or SARs with lower exercise prices or for other equity awards, in each case at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value per share of our common stock, and (iii) no other action may be taken with respect to an option or SAR that would be treated as a repricing under NASDAQ rules. In addition, the Administrator may amend, alter or terminate any award, although no such action may be taken without a participant’s consent if the participant’s rights with respect to the award would be materially adversely affected.

However, the Administrator has unilateral authority to: (a) make adjustments to the terms and conditions of awards upon the occurrence of certain unusual or nonrecurring events affecting us or any affiliate (or our or any affiliate’s financial statements) or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2006 Plan or necessary or appropriate to comply with applicable accounting principles; and (b) amend the 2006 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations or changes in applicable laws, rules or regulations. The Administrator also may impose forfeiture, recoupment or similar restrictions upon awards or shares or cash related to awards.

Awards

A summary of the material terms of each type of award is provided below.

Options. The 2006 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of common stock. Incentive options may only be granted to our employees or employees of a related corporation, while nonqualified options may be granted to any eligible participant. The exercise price of an incentive option must be no less than 100% of the fair market value per share of the common stock on the date of grant (or 110% of the fair market value of the common stock with respect to incentive options granted to an employee who is a 10% stockholder). The exercise price of a nonqualified option must also be no less than 100% of the fair market value per share of the common stock on the date of the grant. Certain exceptions to the option pricing terms may apply in the case of options which may be assumed or substituted in a merger or similar transaction. Unless an individual award agreement provides otherwise, the exercise price may be paid in the form of cash or cash equivalent. Our standard incentive option and nonqualified option agreements provide that, where permitted by applicable law, payment may also be made by: (a) share delivery; (b) share withholding; (c) cashless exercise; (d) such other payment methods as may be approved by the Administrator and acceptable under applicable laws, rules and regulations; or (e) any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may vest and be exercised will be determined by the Administrator (although the option term may not exceed 10 years or, with respect to incentive options granted to an employee who is a greater than 10% stockholder, five years). Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Director Options. The 2006 Plan provides for the automatic grant to non-employee directors of two types of nonqualified options: Initial Options and Annual Options. Director options are subject to the general terms of the 2006 Plan, as well as certain provisions specifically applicable only to the director options. Each non-employee director who is first elected or appointed to the Board receives an Initial Option to purchase 25,000 shares of common stock on the fifth business day after the director is first elected or appointed to the Board. A non-employee director who is first elected or appointed as chairman of the Board also receives an Initial Option for 10,000 shares. In addition, each non-employee director is granted an Annual Option to purchase 12,500 shares of common stock or, in the case of the chairman of the Board, an Annual Option to purchase 17,500 shares. Annual options are granted to directors on the fifth business day after the date of the stockholders meeting at which directors are elected, if the director remains in service as a director as of the grant date. The exercise price of a director option is 100% of the fair market value per share of the common stock on the date the option is granted. Each Initial Option vests and becomes exercisable with respect to one-third of the shares subject to the option on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the director remains in service as a director on the vesting date. Each Initial Option vests with respect to the remaining two-thirds of the shares subject to the option on a pro rata quarterly basis over the next two years, if the director remains in service as a director during such periods. Each Annual Option vests and becomes exercisable on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the director remains in service as a director on the vesting date. The option period of a director option is 10 years. Director options are also subject to certain restrictions on exercise if the director’s service terminates.

Stock Appreciation Rights. Under the terms of the 2006 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately to an eligible individual (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. Upon the exercise of an SAR, the participant is entitled to receive payment from us in an amount determined by multiplying (a) the difference between the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR by (b) the number of shares of common stock with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted (except in the case of certain substituted or assumed SARs in a merger or similar transaction).

SARs vest and become exercisable according to the terms established by the Administrator. Upon the exercise of a related SAR, the related option is canceled to the extent of the number of shares of common stock for which the related SAR is exercised. No SAR may be exercised more than 10 years after it was granted or after such shorter period as may apply with respect to any particular SAR. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Restricted Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant restricted awards to such eligible individuals for such numbers of shares of common stock, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards may be payable in shares of common stock. Restricted stock units may be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, in accordance with the Administrator’s discretion.

The Administrator has authority to determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. However, restricted awards that vest based solely on continued service or the passage of time are subject to a minimum restriction period of one year (except in the case of restricted awards (a) assumed or substituted in connection with mergers, acquisitions or other business transactions, (b) granted in connection with the recruitment or hiring of a participant, and/or (c) granted under a Company incentive compensation or bonus program). In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; provided, however, that, for any awards intended to meet the requirements of Code Section 162(m), the performance factors must be limited to one or more of the specified factors described below. See “— Performance-Based Compensation — Code Section 162(m) Requirements” below.

The Administrator will determine whether and to what degree restricted awards have vested and been earned and are payable and the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned, the award will be forfeited (unless the Administrator determines otherwise).

Performance Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant performance awards to participants in such amounts, upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock, a designated dollar value amount of common stock, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

The Administrator will determine the conditions that must be satisfied in order for a performance award to be granted or to vest or be earned (in whole or in part). In the case of a performance award based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; however, for any awards intended to meet the requirements of Code Section 162(m), such performance factors must be limited to one or more of the specified factors described below. See “—Performance-Based Compensation—Code Section 162(m) Requirements,” below.

The Administrator will determine whether and to what degree performance awards have been earned and are payable. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned, the award will be forfeited (unless the Administrator determines otherwise).

Phantom Stock Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant phantom stock awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator determines. A phantom stock award is an award of a number of hypothetical share units with respect to shares of common stock, with a value per unit based on the fair market value of a share of our common stock.

The Administrator will determine whether and to what degree phantom stock awards have vested and are payable. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions as determined by the Administrator, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of common stock with respect to each phantom stock unit which is being settled. Payment may be made in cash, shares of common stock or a combination of both, in the Administrator’s discretion. If a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not been vested and become payable, the award will be forfeited (unless the Administrator determines otherwise).

Dividend and Dividend Equivalents. The Administrator may provide that awards granted under the 2006 Plan earn dividends or dividend equivalents; provided that any dividends and dividend equivalents on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or relevant portion of the underlying award) has vested and/or been earned. To date, we have not granted dividends or dividend equivalents on any 2006 Plan awards or any other security.

Change in Control

The Administrator has discretion to determine what effect, if any, a change in control (as defined in the 2006 Plan) has on awards. Such discretion includes, but is not limited to, the discretion to determine that an award will vest, be earned or become exercisable in whole or in part, will be assumed or substituted for another award, will be cancelled without payment of consideration, will be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) will be taken with respect to the award. The Administrator also has discretion to determine that acceleration or any other effect of a change in control on an award may be subject to both the occurrence of a change in control event and termination of employment or service of the participant.

Transferability

Incentive options and SARs generally are not transferable other than by will or the laws of intestate succession. Nonqualified options are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Unless the Administrator determines otherwise, restricted awards, phantom stock awards and performance awards that have not vested or been earned are not transferable other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.

2006 Plan Proposals

Increase in Share Limitations. As noted above, the Board has approved, conditioned on and effective as of stockholder approval, the amendment of the 2006 Plan to increase both the aggregate number of shares issuable under the 2006 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2006 Plan by 2,500,000 shares. If the 2006 Plan Proposals are approved by the stockholders, the aggregate number of shares of common stock issuable under the 2006 Plan may not exceed the sum of (a) 8,120,000 shares, plus (b) up to 30,968 shares remaining available for issuance under any Prior Plan as of the effective date of the 2006 Plan, plus (c) up to 1,631,110 shares if and to the extent that any of such shares are subject to any award granted under any Prior Plan that is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. In addition, if the stockholders approve the 2006 Plan Proposals, of the total described in the preceding sentence, the maximum number of shares issuable upon the exercise of incentive options may not exceed 9,782,078 shares or such lesser number of shares as may be issuable under the 2006 Plan as described in the preceding sentence. Both of these share limitations are subject to adjustment for anti-dilution purposes as provided in the 2006 Plan.

As of April 9, 2013, approximately 4,475,655 shares of common stock were subject to outstanding awards granted under the 2006 Plan, and approximately 567,383 shares of common stock remained available for issuance. The weighted average exercise price of shares subject to outstanding options (the only form of award we have granted to date under the 2006 Plan) was $10.15, and the weighted average remaining term was 7.41 years. The Board believes that an increase in the number of shares authorized to be issued under the 2006 Plan is necessary in order to continue the purposes of the 2006 Plan and our compensation objectives as described above under “Executive Compensation—Compensation Discussion and Analysis,” as stock-based awards align the interests of management with the interests of our stockholders and serve as a powerful recruitment and retention tool in a competitive industry. Moreover, stock-based awards comprise a significant component of the compensation of our executive management team.

In determining to propose that the stockholders approve 2,500,000 additional shares to be authorized for issuance under the 2006 Plan, the Compensation Committee and Board considered our historical grant practices, the number and exercise prices of options currently outstanding (including the fact that, as of April 9, 2013, approximately 89% of outstanding options were underwater), comparative data for annual burn rate (a measure of shares subject to stock-based awards granted annually as a percentage of shares issued and outstanding) and total equity overhang (a measure of shares subject to stock-based awards outstanding or reserved for future grant as a percentage of shares issued and outstanding), as well as Institutional Shareholder Services (ISS) guidelines.

If used in connection with stock-based awards made over a hypothetical three-year period, the proposed 2,500,000 additional shares would enable an average annual burn rate of 2.75%, well below the ISS allowable cap for 2013 of 6.70% for annual burn rate for Pharmaceuticals and Biotechnology companies listed on the Russell 3000. A three-year average annual burn rate of 2.75% would also be below the 50th percentile of three-year average annual burn rates for the 2012 peer group, which are the companies currently used by the Compensation Committee for benchmarking executive compensation (as discussed above under “Executive Compensation—Compensation Discussion and Analysis”). Based on data provided to the Compensation Committee by its consultant Radford, we determined the 50th percentile for three-year average annual burn rate for the 2012 peer group to be approximately 3.5%. Although our future burn rate will remain within the discretion of the Administrator and depend on and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and the methodology used to establish the size of options or other stock-based awards, the approval of the 2006 Plan Proposals is expected to enable us to continue to utilize options or potentially other stock-based awards as a significant component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel.

In addition, based on data provided to the Compensation Committee by Radford, we determined that the proposed 2,500,000 additional shares would result in a total equity overhang of approximately 23%. This percentage, which is in the range but above the average for the 2012 peer group, is heavily influenced by outstanding stock options that are currently significantly underwater. If outstanding stock options with an exercise price over $20.00 are excluded from the calculation, the proposed 2,500,000 additional shares would result in a total equity overhang of approximately 19%.

Performance-Based Compensation—Code Section 162(m) Requirements. The 2006 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, the tax deduction available to us for awards made under the 2006 Plan to “covered employees” (generally, the chief executive officer and the three next highest compensated named executive officers other than the chief financial officer). Code Section 162(m) generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of the covered employees of the corporation unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Although we have not approached the $1,000,000 compensation level for any of our covered employees, we believe that it is in the best interests of us and our stockholders to structure the 2006 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In addition, although the Board reserves the right to modify our executive compensation programs and policies in the future and we cannot predict the amount of compensation that may ultimately be taxable to a covered employee, we do not currently anticipate any changes to our executive compensation program that would cause any of our covered employees to exceed the $1,000,000 compensation level. However, as noted above, we believe it is prudent to be in a position to maximize tax deductibility if the Code Section 162(m) exception becomes relevant, to the extent practicable to do so.

In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2006 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described under “Purpose and Eligibility” and “Current Share Limitations” above and the performance goals, which we refer to as performance factors, are described below.

Our stockholders most recently approved the material terms of the performance factors in June 2009. Under certain Code Section 162(m) regulations, stockholder re-approval would be required in 2014. However, since we are seeking stockholder approval of the proposed amendment to the 2006 Plan at this time, we are asking stockholders also to re-approve the eligibility terms, performance factors and participant award limitations currently contained in the 2006 Plan. No plan amendments are proposed for this purpose since the terms are already stated in the current 2006 Plan and are not proposed to be changed.

Options granted under a plan that includes participant award limitations (such as those included in the 2006 Plan) and that have an exercise price at least equal to the fair market value of our common stock on the grant date are generally considered performance-based under Code Section 162(m) if the Compensation Committee grants the option and the amount of compensation that a participant may receive with respect to the option is based solely on an increase in the stock value after the grant date. However, other types of performance-based awards must be based on one or more specific performance factors in order for covered employee compensation related to those awards to be eligible for the exception to the limitation on deductibility provided by Code Section 162(m). Although we have not historically granted such awards, we believe it is in our best interests and the best interests of our stockholders to seek stockholder re-approval of the performance factors included in the 2006 Plan should the Code Section 162(m) exception to the limitation on deductibility become relevant in the future. These performance factors include: (a) cash flow; (b) return on equity; (c) return on assets; (d) earnings per share; (e) achievement of clinical development or regulatory milestones; (f) operations expense efficiency milestones; (g) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (h) net income; (i) operating income; (j) book value per share; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) profitability of an identifiable business unit or product; (p) maintenance or improvement of profit margins; (q) stock price or total stockholder return; (r) market share; (s) revenues or sales; (t) costs; (u) working capital; (v) economic wealth created; (w) strategic business criteria; (x) efficiency ratio(s); (y) achievement of division, group, function or corporate financial, strategic or operational goals; and (z) comparisons with stock market indices or performances of metrics of peer companies.

Certain Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2006 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to us. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the exercise price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive option under the Code’s alternative minimum tax rules.

We generally are not entitled to a deduction upon the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized exceeds the exercise price. This amount will be treated as capital gain or loss.

If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the exercise price or (b) the amount realized on disposition of the stock minus the exercise price. We generally are entitled to deduct as compensation the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the 2006 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2006 Plan exceeds this limitation, it will be treated as a nonqualified option.

Nonqualified Options. If a participant receives a nonqualified option (including a director option), the difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to a participant or a tax deduction to us. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we generally will be entitled to receive a corresponding tax deduction.

Restricted Stock Awards. The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to us, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income related to the award.

Restricted Stock Units, Performance Share Awards, Performance Unit Awards, Phantom Stock Awards and Dividend Equivalents. The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards, phantom stock awards or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock actually or constructively received. We generally are entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Code Section 409A. Code Section 409A imposes certain requirements on deferred compensation. The 2006 Plan is intended to comply in good faith with the requirements of Code Section 409A, including related regulations and guidance, where applicable and to the extent practicable. If, however, Code Section 409A is deemed to apply to an award and the 2006 Plan and award do not satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includible in income and may also be subject to interest charges under Code Section 409A. We generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. We undertake no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Performance-based Compensation—Section 162(m) Requirements. As noted above, subject to stockholder approval of the 2006 Plan Proposals, the 2006 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the 2006 Plan to covered employees.

Plan Benefits

The selection of individuals who will receive awards under the 2006 Plan, if Proposal 2 is approved by the stockholders, and the amount of any such awards, is subject to Administrator discretion and is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in fiscal 2013 or any future year. The number of shares of our common stock subject to awards granted in fiscal 2012 to our named executive officers is set forth above under “Executive Compensation — 2012 Grants of Plan-Based Awards.” The number of shares of our common stock subject to awards granted to our non-employee directors is set forth above under “Executive Compensation — Compensation of Directors.” A table containing information regarding securities authorized for issuance under our equity compensation plans, including the 2006 Plan, and individual equity compensation arrangements in effect as of December 31, 2012 is set forth under “Equity Compensation Plan Information.”

Previous Grants

The number of shares subject to stock options granted under the 2006 Plan since its inception (without regard to vesting or exercise) is as follows.

Name and Position	Number of Shares Underlying Options Granted	Weighted Average Exercise Price Per Share
Named Executive Officers
Stephen A. Hill, President and Chief Executive Officer (1)	400,000	$4.50
Alan A. Musso, Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary	420,299	$9.35
Peter A. Zorn, Senior Vice President, Legal Affairs, General Counsel and Secretary	407,992	$9.47
David A. Hosford, Vice President, Clinical Development and Regulatory Affairs	198,125	$9.54
Jeffrey P. Brennan, Former Senior Vice President, Business and Commercial Development and Chief Business Officer (2)	421,461	$9.35
J. Donald deBethizy, Former President and Chief Executive Officer (3)	604,163	$10.37
Mark Skaletsky, Chairman of the Board and Former Member, Office of the Chairman (4)	152,500	$8.75
Director Nominees
Charles A. Blixt	72,500	$10.51
Alan W. Dunton	77,500	$9.25
All current executive officers as a group (5 persons)	1,611,066	$8.14
All current directors who are not executive officers, as a group (9 persons)	717,500	$10.01
All current employees, including officers who are not executive officers, as a group	1,646,337	$10.57

(1)	On December 3, 2012, the first trading day after Dr. Hill’s first day of employment with us, he was granted an option to purchase 400,000 shares of our common stock at an exercise price per share equal to $4.50, the closing price of our common stock on the NASDAQ Global Select Market on the grant date. The grant, which was not made under the 2006 Plan, was approved by both the Compensation Committee and the Board and made as an inducement material to Dr. Hill entering into employment with Targacept as contemplated by NASDAQ Listing Rule 5635(c)(4).

(2)	Mr. Brennan’s employment with us ended on March 31, 2013.

(3)	Dr. deBethizy’s employment with us ended on May 31, 2012.

(4)	Mr. Skaletsky led the Office of the Chairman, which was formed on May 31, 2012 to assume the responsibilities of the chief executive on an interim basis during the search for a replacement for Dr. deBethizy. The Office of the Chairman was dissolved upon the beginning of Dr. Hill’s employment with us on December 1, 2012.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

As required by Section 14A of the 1934 Act, we are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Prior to casting your vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” section of this proxy statement (beginning on page 21) for a detailed discussion of our policies and practices relating to the compensation of our named executive officers. We also encourage you to read the application of our compensation philosophy to the compensation provided to each named executive officer as reflected in the discussion and tables in the “Executive Compensation” section of this proxy statement (beginning on page 21).

The Compensation Committee believes that the objectives of our executive compensation program, as relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as relate to our named executive officers.

The Board recommends that our stockholders vote “FOR” the following resolution at the meeting:

“RESOLVED that the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related discussion, is hereby APPROVED.”

This resolution will be approved, on an advisory basis, if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Because this proposal is advisory, the results of the vote will not be binding on Targacept or on the Board or the Compensation Committee. However, the Compensation Committee values the views of our stockholders and will consider the outcome of the vote in conjunction with future compensation decisions. We plan to next solicit this advisory vote on compensation of our named executive officers at the 2014 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP to audit our financial statements for the fiscal year ending December 31, 2013. Ernst & Young, an independent registered public accounting firm, has served as our independent auditor since we became an independent company in 2000. A representative from Ernst & Young is expected to be present at the meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so. We are soliciting stockholder ratification of the appointment of Ernst & Young, although stockholder ratification is not required by law. If the appointment of Ernst & Young is not ratified at the meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TARGACEPT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION AND AUDIT COMMITTEE PRE-APPROVAL POLICY

The following table sets forth the fees for professional services rendered by Ernst & Young LLP in connection with the audits of our annual financial statements for the years ended December 31, 2012 and 2011 and for other services rendered by Ernst & Young during those periods.

	Fiscal 2012	Fiscal 2011
Audit Fees (1):	$333,370	$412,656
Tax Fees (2):	—	15,000
All Other Fees (3):	1,995	1,995

Total Fees:	$335,365	$429,651

(1)	Audit Fees include fees billed for the applicable year for services: (a) in connection with the audit of our financial statements included in our annual report on Form 10-K and the review of our financial statements included in our quarterly reports on Form 10-Q; (b) in connection with the audit of our internal control over financial reporting; (c) in connection with our shelf registration statement filed with the SEC in December 2010 and our registration statement on Form S-8 filed with the SEC in January 2013; (d) in connection with a public offering that we completed in May and June 2011; (e) in connection with the review of other documents filed with the SEC and accounting consultations; and (f) normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees include fees billed in the applicable year for tax return preparation, assistance with tax return examinations, research and technical tax advice.

(3)	All Other Fees reflect fees billed in the applicable year for a license to Ernst & Young’s web-based accounting research tool.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairman of the Audit Committee, or any member of the Audit Committee designated by the Chairman, may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairman or his designee must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.

Audit Committee Report

The Audit Committee has reviewed and discussed with management Targacept’s audited financial statements for the year ended December 31, 2012. The Audit Committee has also reviewed and discussed with Ernst & Young LLP, Targacept’s independent registered public accounting firm, Targacept’s audited financial statements and the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (The American Institute of Certified Public Accountants, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence.

Based on its review and discussions with management and Ernst & Young and its review of the information provided by management and Ernst & Young, the Audit Committee recommended to the Board that Targacept’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

This Audit Committee report is not incorporated by reference into any of Targacept’s previous filings with the SEC and is not to be incorporated by reference into any of Targacept’s future filings with the SEC, irrespective of any general statement included in any such filing that incorporates this proxy statement by reference, unless such filing explicitly incorporates this Audit Committee report by reference.

Respectfully submitted,

Charles A. Blixt, Chairman

G. Steven Burrill

John P. Richard

DEADLINES FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS

Under Rule 14a-8 under the 1934 Act, if you want us to include a proposal in the proxy materials for our 2014 annual meeting of stockholders, or the “2014 annual meeting,” we must receive the proposal at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101 not later than December 18, 2013. However, if the date of the 2014 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2013 annual meeting, the deadline will instead be a reasonable time before we begin to print and send our proxy materials for the 2014 annual meeting. The proposal should be addressed to the attention of our Corporate Secretary, and we suggest that it be sent by certified mail, return receipt requested. Any proposal that you submit must comply with SEC rules.

If you wish to present a proposal or to nominate a candidate for director for election at the 2014 annual meeting, but not to have the proposal or nomination considered for inclusion in the proxy materials for that meeting, you must be eligible and give us advance written notice in accordance with our bylaws. Our bylaws are filed with the SEC as Exhibit 3.1 to our Current Report on Form 8-K filed August 11, 2009.

To be eligible under our bylaws, you must be a stockholder of record (and, if you are making the proposal or nomination on behalf of a beneficial owner of shares of us, the beneficial owner must be a beneficial owner of shares of us) both on the date you provide us the required notice and on the date of the 2014 annual meeting and you must be entitled to vote at the 2014 annual meeting. The required notice must include all of the information required by our bylaws and must be delivered to or mailed and received at our executive offices not fewer than 90 calendar days and not more than 120 calendar days before the first anniversary of the date of the 2013 annual meeting. However, if the 2013 annual meeting is not held or if the date of the 2014 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the date of the 2013 annual meeting, then the required notice must be delivered to or mailed and received at our executive offices not later than the close of business on the 90th day prior to the date of the 2014 annual meeting or, if the first public disclosure that discloses the date of the 2014 annual meeting is less than 100 days prior to the date of the 2014 annual meeting, not later than the close of business on the 10th day following that first public disclosure. Assuming that the date of our 2014 annual meeting is not advanced or delayed in the manner described above, the required notice for the 2014 annual meeting would need to be provided to us not earlier than January 31, 2014 and not later than March 2, 2014. If you are not eligible or you do not provide timely notice of a proposal or nomination for the 2014 annual meeting in accordance with our bylaws, then the proposal or nomination may be excluded from consideration at the meeting.

After you have provided the required notice, you must update and supplement the notice as required by our bylaws, if necessary, so that the information provided or required to be provided remains true and correct both as of the record date for the 2014 annual meeting and as of the date that is 10 business days prior to the date of the 2014 annual meeting. Your update or supplement must be delivered to, or mailed and received by, our Corporate Secretary at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101 not later than five business days after the record date for the 2014 annual meeting, in the case of the update and supplement required to be made as of the record date for the 2014 annual meeting, and not later than eight business days prior to the date of the 2014 annual meeting, if practicable (or, if not practicable, on the earliest practicable date prior to the date of the 2014 annual meeting), in the case of the update and supplement required to be made as of 10 business days prior to the 2014 annual meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers or other nominees may participate in the practice of “householding” proxy statements, annual reports and notices of annual meeting and internet availability of proxy materials. This means that only one copy of the Notice or, if a paper copy is requested, one copy of our proxy statement or 2012 Annual Report may have been sent to multiple stockholders living in the same household. If you are a stockholder who shares with another stockholder an address that received a single copy of any of these documents, we will promptly arrange for delivery of a separate copy upon your request made in writing to us at Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer or by calling us at (336) 480-2100. If you share with another stockholder an address that received only one copy of the Notice, proxy statement or 2012 Annual Report and wish to receive a separate copy of any of these documents in the future, or if your household received multiple copies of any of these documents and you would like to receive only one copy for your household, please contact your bank, broker or other nominee.

FINANCIAL INFORMATION

Our 2012 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, accompanies this proxy statement and provides additional information about us.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC is available on our website at www.targacept.com and is available in paper form (excluding exhibits) to beneficial owners of our common stock without charge upon written request directed to Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available on the SEC’s website at www.sec.gov.

Winston-Salem, North Carolina

April 17, 2013

APPENDIX

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

(as amended and restated through March 9, 2011, further amended on December 7, 2012, March 13, 2013 and April 10, 2013, and proposed to be further amended at the 2013 Annual Meeting of Stockholders)

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

(As Amended and Restated Through March 9, 2011)

1.	Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws.

(c) Annual Option means an Option granted on an annual basis to a Nonemployee Director of the Corporation as provided in Section 8.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option, Nonqualified Option or a Director Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(e) Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f) Board or Board of Directors means the Board of Directors of the Corporation.

(g) Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his duties for the Corporation; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

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(h) Change in Control:

(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(A) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Stock of the Corporation;

(B) With respect to Awards granted before March 9, 2011, the date of stockholder approval of, and, with respect to Awards granted on or after March 9, 2011, the date of the consummation of: (A) a merger, consolidation, reorganization or similar business transaction of the Corporation with or into another corporation or other business entity (each, a “corporation”), in which the Corporation is not the continuing or surviving entity or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another entity, other than a transaction of the Corporation in which holders of Common Stock immediately prior to the transaction continue to own at least 50% of the outstanding Common Stock, or if the Corporation is not the surviving entity, the common stock (or other voting securities) of the surviving entity immediately after the transaction as immediately before (provided, however, that, solely with respect to Awards granted prior to March 9, 2011, if consummation of such transaction is subject to the approval of federal, state or other regulatory authorities, then, unless the Administrator determines otherwise, a “Change in Control” shall not be deemed to occur until the later of the date of stockholder approval of such transaction or the date of final regulatory clearance or approval of such transaction); or (B) the sale or other disposition of all or substantially all of the assets of the Corporation; or

(C) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s stockholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(D) The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan

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are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j) Committee means the Compensation Committee of the Board appointed to administer the Plan.

(k) Common Stock means the common stock of Targacept, Inc., $0.001 par value.

(l) Corporation means Targacept, Inc., a Delaware corporation, together with any successor thereto.

(m) Covered Employee shall have the meaning given the term in Section 162(m) of the Code.

(n) Director means a member of the Board or of the board of directors of an Affiliate.

(o) Director Option means an Option granted to a Nonemployee Director of the Corporation as provided in Section 8. Director Options may be Initial Options or Annual Options as provided in Section 8.

(p) Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(q) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

(r) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(s) Effective Date means the effective date of the Plan, as provided in Section 4.

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(t) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee (taking into account any Code Section 409A considerations); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(u) Exchange Act means the Securities Exchange Act of 1934, as amended.

(v) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (as applicable) on the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A to the extent required.

(w) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 9.

(x) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(y) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(z) Initial Option means an Option granted to a Nonemployee Director of the Corporation upon initial election or appointment to the Board, as provided in Section 8.

(aa) Nonemployee Director means a Director of the Board who is not an Employee of the Corporation or an Affiliate and who is eligible to receive a Director Option pursuant to Section 8.

(bb) Nonqualified Option means an Option granted under Section 7 or Section 8 that is not intended to qualify as an incentive stock option under Code Section 422.

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(cc) Option means a stock option granted under Section 7 or Section 8 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(dd) Option Period means the term of an Option, as provided in Section 7(d) and Section 8(f).

(ee) Option Price means the price at which an Option may be exercised, as provided in Section 7(b) and Section 8(e).

(ff) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(hh) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 11.

(ii) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) achievement of clinical development or regulatory milestones; (vi) operations expense efficiency milestones; (vii) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (viii) net income; (ix) operating income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability of an identifiable business unit or product; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total stockholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxvi) comparisons with stock market indices or performances of metrics of peer companies. To the extent that Section 162(m) of the Code is applicable, the Administrator shall, within the time and in the manner prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, in each case as determined by the Administrator.

(jj) Performance Share means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

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(kk) Performance Unit means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll) Phantom Stock Award means an Award granted under Section 12, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(mm) Plan means the Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011, and as it may be hereafter amended and/or restated.

(nn) Prior Plan or Prior Plans means the 2000 Equity Incentive Plan of Targacept, Inc., as amended, and any other employee stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(oo) Public Offering Date means the date on which the Underwriting Agreement between the Corporation and the managing underwriters of the Corporation’s initial public offering of its Common Stock was executed and delivered.

(pp) Related SAR means an SAR granted under Section 9 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(qq) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 10.

(rr) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 10. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(ss) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 10 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, at the end of the Restriction Period, subject to compliance with the terms of the Plan and the terms and conditions established by the Administrator.

(tt) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and

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procedures established by the Corporation, as determined by the Administrator (taking into account any Code Section 409A considerations).

(uu) SAR means a stock appreciation right granted under Section 9 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(vv) Securities Act means the Securities Act of 1933, as amended.

(ww) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.

2.	Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of Awards to selected Employees, Independent Contractors and Directors, including the granting to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; Director Options in the form of Initial Options and Annual Options; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation or, upon its delegation, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Section 162(m)) or as may otherwise be permitted under Section 162(m). For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant discretionary Awards (that is, Awards other than Director Options) to Directors who are not employees of the Corporation or its Affiliates.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms,

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conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s certificate of incorporation and bylaws and/or under applicable law.

(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable laws, rules and regulations.

4.	Effective Date

The Effective Date of the Plan shall be the day prior to the Public Offering Date. The Plan was amended effective June 14, 2007, amended and restated effective November 28, 2007, amended effective June 10, 2009, and amended and restated effective March 9, 2011. Awards may be granted under the

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Plan on and after the Effective Date, but not after the date that is the tenth anniversary less one day after the Effective Date. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 15(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 5,620,000 shares, plus (ii) no more than 30,968 shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) no more than 1,631,110 shares of Common Stock if and to the extent that any of such shares are subject to an award granted under a Prior Plan, which award was or is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 7,282,078 shares, or such lesser number of shares as may be available under the Plan pursuant to Section 5(a) herein;

(ii) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 500,000 shares of Common Stock;

(iii) No Participant may be granted Awards in any calendar year for more than 500,000 shares of Common Stock; and

(iv) No Participant may be paid more than $1,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which by their terms are settled in cash rather than the issuance of shares; and (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an Award which shares are repurchased or reacquired by the Corporation.

(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the

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number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and applicable laws, rules and regulations (including, to the extent deemed applicable, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Incentive Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); (ii) the

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Option Price of a Nonqualified Option shall be no less than 85% of the Fair Market Value per share of the Common Stock on the date the Option is granted; and (iii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a).

(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option or on such other date as may be established by the Administrator in accordance with applicable laws.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator and otherwise acceptable to the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

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(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise. For the purposes of the Plan, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee as described in Section 6(a), and has been an Employee continuously since the date the Option was granted, subject to the following:

(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled under the Plan and, if applicable, the Participant’s Termination Date.

(B) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion (taking into account any Code Section 409A considerations) accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of the Participant is terminated for any reason other than Disability, death or for “Cause,” his Option may be exercised to the extent vested and exercisable on his Termination Date, except that the Administrator may in its sole discretion (taking into account any Code Section 409A considerations) accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s

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date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of the Participant is terminated for “Cause,” his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition,

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notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant’s lifetime only by him, by his guardian or legal representative or by a transferee in a transfer permitted by this Section 7(g). The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

8.	Director Options

(a) General: Each Nonemployee Director who is otherwise eligible under this Section 8 shall be granted a Director Option or Director Options as provided in Section 8. Director Options shall be designated as Nonqualified Options. Director Options shall be subject to the other terms and conditions of the Plan except as otherwise provided in Section 8.

(b) Eligibility: A Director Option may be granted only to an individual who is a Nonemployee Director of the Corporation on the date the Director Option is granted. A Nonemployee Director may also be eligible for other Awards (including but not limited to Options granted pursuant to Section 7), subject to the terms of the Plan and the Administrator’s discretion.

(c) Grant of Initial Options Upon Initial Election or Appointment to the Board: Each Nonemployee Director who is first elected or appointed to the Board after the Public Offering Date shall receive an Initial Option to purchase 25,000 shares of Common Stock. The date of grant of such an Initial Option shall be the fifth business day after the date of the annual meeting of stockholders as to those Nonemployee Directors who are first elected at an annual meeting of stockholders and the fifth business day after the date of election or appointment to the Board as to those Nonemployee Directors who are first elected or appointed to the Board other than at an annual meeting of stockholders. In addition, a Nonemployee Director who serves as chairman of the Board shall also receive an Initial Option for 10,000 shares when first elected or appointed as chairman. The date of grant of such Initial Option shall be the fifth business day after the date on which the Director is first elected or appointed as chairman of the Board.

(d) Grant of Annual Options: Each Nonemployee Director also shall be granted, on an annual basis commencing with the 2007 annual meeting of stockholders, a Director Option to purchase 7,500 shares of Common Stock (or, a Director Option for 12,500 shares, in the case of the chairman of the Board), provided that the Nonemployee Director continues to serve as a member of the Board as of the date of grant. The date of grant of such an Annual Option shall be the fifth business day after the date of the annual or other stockholders meeting at which directors are elected. For the avoidance of

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doubt, a Nonemployee Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election, and shall not receive an Annual Option on the fifth business day following such meeting as well.

(e) Option Price: The price per share of Common Stock at which a Director Option may be exercised shall be 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted.

(f) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period of a Director Option shall be 10 years from the date of grant. Initial Options shall become exercisable as provided in Section 8(f)(i)(A), and Annual Options shall become exercisable as provided in Section 8(f)(i)(B). To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period. The total number of shares that may be acquired upon the exercise of an Initial Option or Annual Option shall be rounded down to the nearest whole share. Any Director Option or portion thereof not exercised before expiration of the Option Period shall terminate.

(A) Initial Options. An Initial Option shall vest and become exercisable with respect to one-third of the shares subject to the Option on the earlier of (w) the first anniversary of the date of grant or (x) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the calendar year immediately following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service on such earlier date. An Initial Option shall vest and become exercisable with respect to the remaining two-thirds of the shares subject to the Option in pro rata quarterly installments over the second and third years following the date of grant so that an Initial Option will be vested and exercisable in full on the earlier of (y) the third anniversary of the date of grant or (z) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the third calendar year following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service as a Director during such periods.

(B) Annual Options. An Annual Option granted shall vest and become exercisable on the earlier of (i) the first anniversary of the date of grant or (ii) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the calendar year immediately following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service as a Director on such earlier date.

(ii) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), a Director Option granted to a Nonemployee Director at the time of grant may be exercised only to the extent vested and exercisable on the Nonemployee Director’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Nonemployee Director are terminated for Cause, his Director Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

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(iii) A Director Option shall be exercised by giving written notice to the Administrator or its designee at such time and place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to the Director Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Payment shall be made in accordance with Section 7(d)(ii).

(g) Nontransferability: A Director Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, a Director Option shall be exercisable during the Nonemployee Director’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

9.	Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a).

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

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(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 9, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

10.	Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of

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Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death, or any combination of such conditions. Notwithstanding the foregoing, Restricted Awards that vest based solely on continued service or the passage of time shall be subject to a minimum Restriction Period of one year (except in the case of (i) Restricted Awards assumed or substituted in connection with mergers, acquisitions or other business transactions, (ii) Restricted Awards granted in connection with the recruitment or hiring of a Participant, and/or (iii) Restricted Awards granted pursuant to any incentive compensation or bonus program established by the Corporation). In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (taking into account any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares subject to a Restricted Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for shares of Common Stock subject to a Restricted Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

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11.	Performance Awards

(a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock, a designated dollar value amount of Common Stock or a combination thereof (as determined in the Administrator’s discretion) which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Subject to Section 1(ii), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

(b) Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 11. The Administrator, in its sole and absolute discretion, may (taking into account any Code Section 409A considerations) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments upon such terms as may be established by the Administrator.

(d) Forfeiture of Performance Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

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12.	Phantom Stock Awards

(a) Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value per unit based on the Fair Market Value of a share of Common Stock.

(b) Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c) Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise (taking into account any under Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

(e) Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

13.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that the Awards granted under the Plan earn dividends or dividend equivalents; provided, however, that dividends and dividend equivalents, if any, on unearned or unvested awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or

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dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and the dividends or dividend equivalents are in compliance with Code Section 409A.

14.	No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time.

15.	Amendment and Termination of the Plan

(a) Amendment and Termination of Plan: The Plan may be amended, altered and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(d), (A) the Option Price for any outstanding Option or base price of any outstanding SAR may not be decreased after the date of grant and (B) as of any particular date, no outstanding Option or SAR that has an Option Price or base price above Fair Market Value on such date may be surrendered to the Corporation as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, or for another equity award, in each case (clauses (A) and (B)) without stockholder approval.

(b) Amendment and Termination of Awards: The Administrator may amend, alter or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 15(a) and Section 15(b) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

16.	Restrictions on Awards and Shares

The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue

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sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

17.	Change in Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award, in the event of a Change in Control. Without limiting the effect of the foregoing, in the event of a Change in Control, the Administrator’s discretion shall include, but shall not be limited to, the discretion to determine that an Award shall vest, be earned or become exercisable in whole or in part, shall be assumed or substituted for another award, shall be cancelled without the payment of consideration, shall be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change in Control on an Award shall be subject to both the occurrence of a Change in Control event and termination of employment or service of the Participant. Any such determination of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.

18.	Compliance with Code Section 409A

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefits distributable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, (i) in the event that exemption from or compliance with Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable; and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 18(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed

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schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii) Specified Employees: With respect to Participants who are “specified employees” (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. The aggregate amount of payments the Participant would have received but for the application of this section shall be paid during the seventh month following separation from service; all remaining payments shall be made in their ordinary course or as may be otherwise permitted under Code Section 409A.

(iii) No Acceleration: Acceleration of the time or schedule of any payment under the Plan that is subject to Code Section 409A (or that would become subject to Code Section 409A as a result of such acceleration) is prohibited, except that, to the extent permitted by the Administrator, acceleration of the time and/or form of a payment, where such accelerations do not violate Code Section 409A, may be allowed.

(iv) Short-Term Deferrals: If and to the extent deemed necessary to comply with short-term deferral exemption under Code Section 409A, shares of Common Stock, cash payments or other benefits subject to an Award shall, upon vesting and/or earning of the Award, be issued and distributed to the Participant (or his beneficiary) no later than the later of (a) the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (b) the 15th day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or shall otherwise be made in accordance with Code Section 409A.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time or form of any distribution from an Award, provided that, except as specified in (B), (C) and (D) below, such election is made and becomes irrevocable not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), or (Y) upon application for a distribution under section 18(b)(i)(F) (unforeseeable emergency).

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed after the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services

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performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(D) In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi) Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B), (C) or (D) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 18(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified term or pursuant to a fixed schedule, as such terms are defined in Section 18(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 18(b)(vi) to the contrary and consistent with Code Section 409A, (i) the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2007, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2007 shall apply only to amounts that are not otherwise payable in 2007 and does not cause an amount to be paid in 2007 that would not otherwise be payable in that year; and (ii) the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2008, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2008 shall apply only to amounts that are not otherwise payable in 2008 and does not cause an amount to be paid in 2008 that would not otherwise be payable in that year.

(vii) Termination of Awards Subject to Code Section 409A. As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

19.	General Provisions

(a) Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 10(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of

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Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 10(d) regarding Restricted Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned.

(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c) Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d) Code Section 162(m) Performance-Based Compensation. To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any

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right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f) Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

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(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable.

(m) Effect of Changes in Status: Unless otherwise provided in an Award Agreement or determined by the Administrator, an Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be in the employ of, or in service to, the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(n) Fractional Shares: Except as otherwise provided by the Plan or the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded under general rounding principles to the nearest whole share (except where rounding down is required in order to preserve intended tax treatment or otherwise required by applicable law, rule or regulation), (ii) no fractional shares shall be issued, and (iii) no consideration shall be paid for any such fractional shares.

[Signature page to follow]

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IN WITNESS WHEREOF, this Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the 9th day of March, 2011.

TARGACEPT, INC.

By:	/s/ J. Donald deBethizy
Name:	J. Donald deBethizy
Title:	President and CEO

ATTEST:

/s/ Peter A. Zorn
Peter A. Zorn
Secretary

[Corporate Seal]

2012 DECLARATION OF AMENDMENT TO

2006 STOCK INCENTIVE PLAN

THIS 2012 DECLARATION OF AMENDMENT is made by Targacept, Inc. (the “Corporation”) effective as of the 7th day of December 2012 (the “Amendment Date”) to the Corporation’s 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 (the “Plan”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Plan.

R E C I T A L S:

WHEREAS, on the Amendment Date, the Board of Directors of the Corporation, acting upon the recommendation of its Governance and Nominating Committee, approved an increase to the number of shares of Common Stock to be subject to Annual Options granted thereafter from 7,500 to 12,500 and, in the case of Annual Options granted to the chairman of the Board, from 12,500 to 17,500; and

WHEREAS implementation of such increases requires amendment of the Plan, and the Corporation desires to evidence such amendment by this Declaration of Amendment.

NOW, THEREFORE, IT IS DECLARED that:

1. effective as of the Amendment Date, Section 8(d) of the Plan (“Grant of Annual Options”) is hereby amended by (a) deleting “12,500” in the first sentence thereof and replacing it with “17,500” and (b) deleting “7,500” in the first sentence thereof and replacing it with “12,500”; and

2. the Plan shall be unchanged except as expressly set forth herein and shall remain in full force and effect.

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of the Corporation effective as of the Amendment Date.

TARGACEPT, INC.

By:	/s/ Stephen A. Hill
Stephen A. Hill
President and Chief Executive Officer

Date:	12/11/12

ATTEST:

/s/ Peter A. Zorn
Peter A. Zorn
SVP, Legal Affairs, General Counsel and Secretary

[Corporate Seal]

2013 DECLARATION OF AMENDMENT TO

2006 STOCK INCENTIVE PLAN

THIS 2013 DECLARATION OF AMENDMENT, is made by Targacept, Inc. (the “Corporation”) effective as of the 13th day of March 2013, to the Corporation’s 2006 Stock Incentive Plan, as amended and restated through March 9, 2011, and further amended effective December 7, 2012 (the “Plan”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Plan.

R E C I T A L S:

WHEREAS, the Board of Directors of the Corporation has deemed it advisable to: (a) amend Section 5(a) and Section 5(b)(i) of the Plan to (i) increase the number of authorized shares of the Corporation’s common stock (the “Common Stock”) available for grant under the Plan and (ii) increase the number of shares of Common Stock available for the grant of incentive stock options, subject to stockholder approval of the amendments described in (a) herein; (b) amend Section 7(b) of the Plan to require nonqualified stock options, if and when granted, to have an exercise price no less than 100% of the fair market value per share of the Common Stock; and (c) amend Section 15(a) of the Plan to expand the Plan’s current prohibition on stock option or stock appreciation right (“SAR”) repricing without stockholder approval; and

WHEREAS, the Corporation desires to evidence such amendments by this 2013 Declaration of Amendment.

NOW, THEREFORE, IT IS DECLARED that:

1. Amendment to Section 5(a). Conditional on and effective as of approval by the stockholders of the Corporation, Section 5(a) of the Plan (“Shares of Stock Subject to the Plan”) is hereby amended by substituting “8,120,000” for “5,620,000” in Section 5(a), so that Section 5(a) shall be amended as follows:

“Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 8,120,000 shares, plus (ii) no more than 30,968 shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) no more than 1,631,110 shares of Common Stock if and to the extent that any of such shares are subject to an award granted under a Prior Plan, which award was or is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.”

2. Amendment to Section 5(b). Conditional on and effective as of approval by the stockholders of the Corporation, Section 5(b)(i) of the Plan (“Award Limitations”) shall be amended by substituting “9,782,078” for “7,282,078,” so that Section 5(b)(i) shall be amended as follows (with the remainder of Section 5(b) being unchanged):

“(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 9,782,078 shares, or such lesser number of shares as may be available under the Plan pursuant to Section 5(a) herein;”

3. Amendment to Section 7(b). Effective as of March 13, 2013, Section 7(b) of the Plan (“Option Price”) shall be amended by deleting the reference to “85%” in clause (ii) thereof and substituting a reference to “100%” in lieu thereof (with the remainder of Section 7 being unchanged).

4. Amendment to Section 15(a). Effective as of March 13, 2013, Section 15(a) of the Plan (“Amendment and Termination of the Plan”) shall be amended by deleting the current language in Section 15(a) and substituting the following in lieu thereof (with the remainder of Section 15 being unchanged):

“(a) Amendment and Termination of Plan: The Plan may be amended, altered and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(d), unless the approval of the stockholders of the Company is obtained, (A) Options and SARs issued under the Plan shall not be amended to lower their exercise price, (B) Options and SARs issued under the Plan shall not be exchanged for cash, for other Options or SARs with lower exercise prices or for other equity awards, in each case at a time when the original Option or SAR has an Option Price or base price, as the case may be, above the Fair Market Value per share of Common Stock, and (C) no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal securities exchange on which the shares are listed.”

5. Continued Effect. Except as set forth herein, the Plan shall be unchanged and shall remain in full force and effect.

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Targacept, Inc. effective as of the day and year first above written.

TARGACEPT, INC.

By:	/s/ Stephen A. Hill
Stephen A. Hill
President and Chief Executive Officer

ATTEST:

/s/ Peter A. Zorn
Peter A. Zorn
SVP, Legal Affairs, General Counsel and Secretary

[Corporate Seal]

2

SECOND 2013 DECLARATION OF AMENDMENT TO

2006 STOCK INCENTIVE PLAN

THIS SECOND 2013 DECLARATION OF AMENDMENT, is made by Targacept, Inc. (the “Corporation”) effective as of the 10th day of April 2013 (the “Effective Date”), to the Corporation’s 2006 Stock Incentive Plan, as amended and restated through March 9, 2011, and further amended effective December 7, 2012 and March 13, 2013 (the “Plan”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Plan.

R E C I T A L S:

WHEREAS the Board of Directors of the Corporation has deemed it advisable to amend Section 7(d)(i) of the Plan to require nonqualified stock options, if and when granted, to have an option period, like incentive stock options, not greater than 10 years; and

WHEREAS the Corporation desires to evidence such amendment by this Second 2013 Declaration of Amendment.

NOW, THEREFORE, IT IS DECLARED that, as of the Effective Date:

1. Amendment to Section 7(d)(i). Section 7(d)(i) of the Plan shall be amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“For each Option, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)).”

2. Continued Effect. Except as set forth herein, the Plan shall be unchanged and shall remain in full force and effect.

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Targacept, Inc. effective as of the day and year first above written.

TARGACEPT, INC.

By:	/s/ Stephen A. Hill
Stephen A. Hill
President and Chief Executive Officer

ATTEST:

/s/ Peter A. Zorn
Peter A. Zorn
SVP, Legal Affairs, General Counsel and Secretary

[Corporate Seal]

PROXY

TARGACEPT, INC.

MAY 31, 2013 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TARGACEPT, INC.

The undersigned stockholder of Targacept, Inc., a Delaware corporation (the “Company”), revoking any previous proxies granted related to these shares, appoints Dr. Stephen A. Hill and Mark Skaletsky, or either of them, with full power to act alone, the true and lawful attorneys in fact and proxies of the undersigned, with full power of substitution and revocation, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina on Friday, May 31, 2013 at 8:30 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as follows:

The shares represented by this Proxy will be voted in accordance with the instructions of the undersigned stockholder(s) when instructions are given in accordance with the procedures described herein and the accompanying proxy statement. If this Proxy is duly executed and returned, the shares represented hereby will be voted “FOR” the nominees for director named herein and “FOR” Proposals 2, 3 and 4 described herein if no instruction to the contrary is indicated. If any other business is properly brought before the annual meeting or any adjournment or postponement thereof, the shares represented by this Proxy will be voted at the discretion of the proxies identified above.

(Continued and to be signed on the reverse side)

14475

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the two nominees named below as Class I directors for a term to expire at the 2016 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal. O Charles A. Blixt O Alan W. Dunton, M.D. 2. Approval of (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS IN FACT AND PROXIES NAMED HEREIN, OR EITHER OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND INTERNET AVAILABILITY OF PROXY MATERIALS AND ACKNOWLEDGES THAT THE PROXY STATEMENT AND 2012 ANNUAL REPORT HAVE BEEN MADE AVAILABLE TO THE UNDERSIGNED. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF TARGACEPT, INC. May 31, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/by phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person at the meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED BELOW AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230030300000000000 4 053113 COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 31, 2013 The Notice of 2013 Annual Meeting of Stockholders, proxy statement, form of proxy card and our 2012 Annual Report are available on our website at www.targacept.com/2013annualmeeting.